PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED AUGUST 16, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.1)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

XWELL, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED AUGUST 16, 2024

254 West 31st Street, 11th Floor
New York, New York 10001

[●], 2024

Fellow Stockholders,

As consumer behavior continues to evolve post pandemic, we believe that XWELL, Inc. (“XWELL” or the “Company”) is well positioned to serve our customers’ growing interest in wellness—whether in the airport or outside the airport.

Over the past year, we have focused on executing a strategy to capitalize on this opportunity by expanding our footprint in the airport, as well as aggressively growing our Naples wax operation outside the airport. In addition, we’ve made strategic investments in the use of technology and automation to provide more convenient and customized wellness services for travelers on the go, and added additional offerings, such as esthetic facial services to our Naples Wax Centers. Further, we continue to invest in our life sciences and biosurveillance offerings through XpresTest, Inc., in collaboration with the CDC and Ginkgo Bioworks. Through those efforts, we now operate nine biosurveillance stations in seven of the nation’s busiest airports.

I’m pleased with the recent momentum and continue to focus our collective energies on our strategy and go-forward plan, including:

•	Expanding and integrating products and services across our family of brands;
•	Right-sizing our existing airport portfolio to create a leaner and more profitable business;
•	Accelerating our off-airport growth strategy to deliver more products and services that drive more revenue at higher margins;
•	Growing our international business;
•	Ensuring we can scale our growth in a responsible way that drives stockholder value; and
•	Reducing our cost structure and simplifying our processes in order to achieve profitability.

Earlier this month, we also welcomed two new investors via a registered direct offering at a premium to market, with a purchase price of $2.18 per share, strengthening our financial position. The gross proceeds from the offering were approximately $1.4 million, before deducting offering expenses payable. With this expanded investor base and additional funding, we are well positioned to continue growing, innovating and delivering on our strategic plan.

In addition, as you may know, CPC Pain & Wellness SPV, LLC (“CPC SPV”) submitted documents to the Company earlier this year purporting to provide notice (the “Purported Nomination Notice”) of its intent to nominate four director candidates (collectively, the “Purported CPC SPV Nominees”) for election to the Board at the Annual Meeting. The Company informed CPC SPV that the Purported Nomination Notice was invalid due to its failure to comply with the Company’s bylaws. On July 19, 2024, CPC SPV filed a complaint in the Chancery Court of the State of Delaware against the Company and the Board seeking, among other things, declaratory relief that the Purported CPC SPV Nominees can stand for election at the Annual Meeting. Subsequently, CPC SPV decided to withdraw its threatened proxy fight and related lawsuit against the Company in connection with the Annual Meeting. On August 9, 2024, CPC SPV determined to release the scheduled trial dates, irrevocably withdraw the Purported Nomination Notice and the consents of the Purported CPC SPV Nominees to be so nominated by CPC SPV and dismiss the action.

Looking ahead, we are fully focused on delivering on our strategic plan to drive durable, long-term value creation for stockholders and are confident that our Board nominees possess the right professional background, skills, expertise and reputation to serve effectively as directors. We remain committed to improving our operating performance, reaching profitability, and delivering on our long-term strategic priorities at an accelerated pace. By right-sizing our existing business, making smart investments in innovation and optimizing our cost structure, XWELL is positioning itself for both financial and operational growth, now and in the future.

Thank you for your continued support and ownership in XWELL. As always, we appreciate engagement with our stockholders and welcome the opportunity to hear your feedback.

Sincerely,

Scott Milford

Chief Executive Officer

XWELL 2024 Annual Meeting of Stockholders

We appreciate and encourage stockholder participation in the Company’s affairs and are cordially inviting you to attend the Company’s virtual 2024 annual meeting of stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) to be held at 11:00 a.m. Eastern Time on September 20, 2024. Additional details regarding the Annual Meeting, the business to be conducted at the Annual Meeting and information about the Company that you should consider when you vote your shares at the Annual Meeting are described in the accompanying Proxy Statement. The Proxy Statement and the Proxy Card are first being made available to stockholders on or about [●], 2024.

If you have any questions or require any assistance in voting your shares, or if you would like additional copies of the proxy materials, please contact our proxy solicitor, Alliance Advisors, LLC:

Phone Number: 1-888-490-5110

Email: XWEL@allianceadvisors.com

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED AUGUST 16, 2024

254 West 31st Street, 11th Floor
New York, New York 10001

[●], 2024

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given to the holders of the shares of common stock, par value $0.01 per share (the “Common Stock”) of XWELL, Inc. (the “Company”) of the Company’s 2024 annual meeting of stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”).

DATE:	September 20, 2024

TIME:	11:00 a.m. Eastern Time

ACCESS:	The Annual Meeting will be held in a virtual meeting format only, via live audio webcast on the Internet. Stockholders will not be able to attend the Annual Meeting in person. Stockholders will be able to attend the Annual Meeting by first pre-registering at http://viewproxy.com/XWELL/2024 by 11:59 p.m. Eastern Time on September 17, 2024. You will receive a meeting invitation by email with your unique link, along with a password, prior to the meeting date. If you have any questions or require any assistance with pre-registering, please contact the Company’s proxy solicitor, Alliance Advisors, LLC (“Alliance”), by calling 866-612-8937 or by email at VirtualMeeting@viewproxy.com.

PURPOSE: At the Annual Meeting, we will ask stockholders to consider the following proposals:

1.	To elect Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg to our Board of Directors (the “Board”), each to serve until the 2025 annual meeting of stockholders or until his or her respective successor is duly elected and qualified (Proposal 1);

2.	To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2);

3.	To approve, by a non-binding advisory vote, the compensation of our named executive officers, as disclosed in the accompanying Proxy Statement (Proposal 3); and

4.	To ratify our Tax Benefits Preservation Plan, dated August 16, 2024, between the Company and Equiniti Trust Company, LLC, as Rights Agent (Proposal 4).

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Your vote is being solicited on behalf of the Board. The Board unanimously recommends stockholders vote “FOR” Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg and “FOR” each of Proposal 2, Proposal 3 and Proposal 4 on the enclosed Proxy Card. The Proxy Statement and the Proxy Card are first being made available to stockholders on or about [●], 2024.

Only stockholders of record at the close of business on August 19, 2024 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment, postponement or rescheduling thereof. At any adjourned, postponed or rescheduled meeting, action with respect to matters specified in this Notice of Annual Meeting of Stockholders may be taken without further notice to stockholders, unless required by law or the Company’s Third Amended and Restated Bylaws.

A list of stockholders of record will be available starting on September 10, 2024, ten days prior to the Annual Meeting, at our headquarters, 254 West 31st Street, 11th Floor, New York, New York 10001. If you would like to view the stockholder list, please contact Cara Soffer, our General Counsel, at 646-389-3412 to schedule an appointment or for alternative arrangements to the extent office access is impracticable. In addition, a list of stockholders of record will be available during the Annual Meeting on the virtual meeting site for inspection by stockholders of record for any legally valid purpose related to the Annual Meeting.

The Board is pleased to nominate each of Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg to serve on the Board. It is very important that you vote, regardless of the number of shares you own or whether you are able to attend the Annual Meeting virtually. Please vote as soon as possible, even if you plan to attend the Annual Meeting virtually, to ensure that your shares will be represented. You do not need to attend the Annual Meeting to vote if you vote your shares before the Annual Meeting.

Stockholders of record may vote (i) by completing, signing, dating and promptly returning the enclosed Proxy Card in the postage-paid envelope provided, (ii) via the Internet by following the instructions on the Proxy Card or (iii) by calling the toll-free number found on the enclosed Proxy Card. Stockholders of record may also vote at the Annual Meeting. Instructions regarding these methods of voting are contained in the Proxy Statement and on the Proxy Card. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting.

If you are a beneficial owner of shares and you hold your shares in “street name” with a broker, bank or other nominee, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to vote on your behalf “FOR” the election of Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg, “FOR” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4. You should also complete, sign, date and promptly return the voting instruction form that your broker, bank or other nominee sends you (or, if applicable, vote by following the instructions supplied to you by your broker, bank or other nominee, including voting via the Internet or by telephone). Please do this for each account you maintain to ensure that all of your shares are voted.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” EACH OF THE BOARD’S
NOMINEES—SCOTT R. MILFORD, BRUCE T. BERNSTEIN, ROBERT WEINSTEIN, MICHAEL
LEBOWITZ AND GAËLLE WIZENBERG—USING THE ENCLOSED PROXY CARD.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER YOU PLAN TO ATTEND VIRTUALLY. ACCORDINGLY, WE ENCOURAGE YOU, AS PROMPTLY AS POSSIBLE, TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING, BUT WILL HELP ASSURE A QUORUM. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. FOR IDENTIFICATION PURPOSES, “STREET NAME” STOCKHOLDERS WILL NEED TO OBTAIN A LEGAL PROXY FROM THEIR BROKER, BANK OR OTHER NOMINEE AS OF THE RECORD DATE.

If you have any questions, please contact our proxy solicitor, Alliance:

Phone Number: 1-888-490-5110

Email: XWEL@allianceadvisors.com

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

BY ORDER OF THE BOARD OF DIRECTORS

Sincerely,

Scott R. Milford
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING

TO BE HELD VIRTUALLY ON SEPTEMBER 20, 2024

The Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023, as amended (the “2023 Annual Report”) are available free of charge for viewing, printing and downloading at http://viewproxy.com/XWELL/2024. Information on this website, other than the Proxy Statement, is not part of the Proxy Statement.

Additionally, you can find a copy of the Proxy Statement and our 2023 Annual Report on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.xwell.com. Information on these websites, other than the Proxy Statement, is not part of the Proxy Statement. You may also obtain a printed copy of our 2023 Annual Report, including our financial statements, free of charge, from us by sending a written request to: XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, Attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Please complete, sign, date and promptly return the enclosed Proxy Card in the postage-paid envelope provided or vote your shares promptly via the Internet or by telephone by following the instructions on the Proxy Card, so that you may be represented at the Annual Meeting. Instructions are in the Proxy Statement, on the Proxy Card or, if your shares are held in “street name,” on the voting instruction form provided by your broker, bank, or other nominee.

The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement carefully and in its entirety.

If you have any questions or require any assistance in voting your shares, or if you would like additional copies of the proxy materials, please contact our proxy solicitor, Alliance:

Phone Number: 1-888-490-5110

Email: XWEL@allianceadvisors.com

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED AUGUST 16, 2024

XWELL, INC.

254 West 31st Street, 11th Floor
New York, New York 10001

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 20, 2024

This Proxy Statement, along with the accompanying Notice of the Annual Meeting of Stockholders, contains information about the 2024 annual meeting of stockholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”) of XWELL, Inc. (“XWELL,” the “Company,” “we,” or “us”).

The Annual Meeting will be held at 11:00 a.m. Eastern Time on September 20, 2024. The Annual Meeting will be held in a virtual meeting format only, via live audio webcast on the Internet. Stockholders will not be able to attend the Annual Meeting in person. Stockholders will be able to attend the Annual Meeting by first pre-registering at http://viewproxy.com/XWELL/2024 by 11:59 p.m. Eastern Time on September 17, 2024. You will receive a meeting invitation by email with your unique link, along with a password, prior to the meeting date.

Only stockholders of record of common stock, par value $0.01 (the “Common Stock”) at the close of business on August 19, 2024 (the “Record Date”) are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. The Proxy Statement and the Proxy Card are first being made available to stockholders on or about [●], 2024.

Your vote is being solicited on behalf of the Company’s board of directors (the “Board”). At the Annual Meeting, we will ask stockholders to consider the following proposals:

1.	To elect Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg to our Board, each to serve until the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) or until his or her respective successor is duly elected and qualified (Proposal 1);

2.	To ratify the selection of Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2);

3.	To approve, by a non-binding advisory vote, the compensation of our named executive officers, as disclosed in this Proxy Statement (Proposal 3); and

4.	To ratify our Tax Benefits Preservation Plan, dated August 16, 2024, between the Company and Equiniti Trust Company, LLC, as Rights Agent (the “Tax Benefits Preservation Plan”) (Proposal 4).

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. FOR ADDITIONAL INSTRUCTIONS, PLEASE REFER TO THE ENCLOSED PROXY CARD.

If you have any questions, please contact our proxy solicitor, Alliance Advisors, LLC (“Alliance”):

Phone Number: 1-888-490-5110

Email: XWEL@allianceadvisors.com

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did I Receive These Proxy Materials?

You are receiving this Proxy Statement as a stockholder of the Company as of the Record Date for purposes of determining the stockholders entitled to receive notice of and vote at the Annual Meeting and in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting. As a stockholder of the Company as of the Record Date, you are entitled to vote at the Annual Meeting on the following proposals:

1.	To elect Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg to our Board, each to serve until the 2025 Annual Meeting or until his or her respective successor is duly elected and qualified (Proposal 1);

2.	To ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2);

3.	To approve, by a non-binding advisory vote, the compensation of our named executive officers, as disclosed in this Proxy Statement (Proposal 3); and

4.	To ratify our Tax Benefits Preservation Plan (Proposal 4).

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting. We are not aware of any such other matters that may properly come before the Annual Meeting at the present time. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed Proxy Card or voting instruction form will vote the shares they represent in accordance with their best judgment and in the manner they believe to be in the best interest of the Company to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”).

How Does the Board Recommend That I Vote on the Proposals?

The Board unanimously recommends that you vote as follows:

•	“FOR” the election Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg to our Board, each to serve until the 2025 Annual Meeting or until his or her respective successor is duly elected and qualified;

•	“FOR” the ratification of the selection of Marcum as our independent registered public accounting firm for our fiscal year ending December 31, 2024;

•	“FOR” the approval, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement; and

•	“FOR” the ratification of our Tax Benefits Preservation Plan.

Who Can Vote?

Only stockholders who owned the Common Stock at the close of business on August 19, 2024, the Record Date, are entitled to vote at the Annual Meeting. On the Record Date, there were [●] shares of Common Stock issued and outstanding and entitled to vote. The Common Stock is the only class of voting stock.

Is My Vote Important?

Yes, your vote is very important. We urge you to vote, regardless of the number of shares you own or whether you are able to attend the Annual Meeting virtually. Please complete, sign, date and promptly return the enclosed Proxy Card in the postage-paid envelope provided or vote over the Internet or by telephone by following the instructions on the enclosed Proxy Card, even if you plan to attend the Annual Meeting virtually.

Have Other Candidates Been Nominated For Election as Directors at the Annual Meeting in Opposition to the Board’s Nominees?

The Board has nominated Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg for election as directors at the Annual Meeting, each to serve until the 2025 Annual Meeting or until his or her respective successor is duly elected and qualified. As you may know, CPC Pain & Wellness SPV, LLC (“CPC SPV”) submitted documents to the Company purporting to provide qualifying and timely notice (the “Purported Nomination Notice”) of an intent to nominate four director candidates (collectively, the “Purported CPC SPV Nominees”) for election to the Board at the Annual Meeting in opposition to four of the five director candidates nominated by the Board.

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The Company informed CPC SPV that the Purported Nomination Notice was invalid due to its failure to comply with the Company’s Third Amended and Restated Bylaws (the “Bylaws”) as a result of material omissions and other material deficiencies. On July 19, 2024, CPC SPV filed a complaint in the Chancery Court of the State of Delaware (the “Chancery Court”) against the Company and the Board seeking, among other things, declaratory relief that the Purported CPC SPV Nominees can stand for election at the Annual Meeting. Subsequently, CPC SPV decided to withdraw its threatened proxy fight and related lawsuit against the Company in connection with the Annual Meeting. On August 9, 2024, CPC SPV determined to release the scheduled trial dates, irrevocably withdraw the Purported Nomination Notice and the consents of the Purported CPC SPV Nominees to be so nominated by CPC SPV and dismiss the action.

Who Is Soliciting My Vote?

The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting virtually. By submitting your proxy and voting instructions via the Internet, by telephone or by completing, signing, dating and promptly returning the enclosed Proxy Card, you are authorizing the persons named as proxies to vote your shares of Common Stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors and certain executive officers of the Company.

Additionally, the Company has retained Alliance, a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by press releases issued by us, postings on our website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement. Such website addresses are intended to be inactive textual references only.

Can I Access the Proxy Materials on the Internet?

Yes. The Company’s Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2023, as amended (the “2023 Annual Report”) are available free of charge at http://viewproxy.com/XWELL/2024. You may also obtain these materials at the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov.

How Can Stockholders Attend the Annual Meeting? Am I Entitled to Attend the Annual Meeting in Person? Why Are You Holding a Virtual Annual Meeting?

This Annual Meeting will be held in a virtual meeting format only, and it is open to all of our stockholders. We are excited to embrace the latest technology to provide ease of access, real-time communication and cost savings for our stockholders and our Company. Hosting a virtual meeting provides easy access for our stockholders and facilitates participation because stockholders can participate from any location around the world.

Registering to Attend the Annual Meeting—Stockholders of Record

If, as of the Record Date, your shares are registered in your own name, you may register to attend the Annual Meeting by going to http://viewproxy.com/XWELL/2024 no later than 11:59 p.m. Eastern Time on September 17, 2024 and registering for the meeting exactly as your registration appears on your Proxy Card. You must provide a valid email address to register and to vote at the Annual Meeting.

Registering to Attend the Annual Meeting—Beneficial Stockholders

If, as of the Record Date, you are the beneficial owner of shares and you held your shares in “street name” with a broker, bank or other nominee, you will be required to obtain a “legal proxy” from your broker, bank or other nominee, indicating that you were a beneficial owner of shares as of the Record Date and the number of shares that you beneficially owned at that time. You may register to attend the Annual Meeting by going to http://viewproxy.com/XWELL/2024 no later than 11:59 p.m. Eastern Time on September 17, 2024 and following the instructions on the website. After registering, you may be asked to provide proof of ownership and, if applicable, a legal proxy, before being approved for attendance at the meeting. You must provide a valid email address to register and to vote at the Annual Meeting.

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After successfully registering, stockholders will receive a meeting invitation by email with your unique link, along with a password, prior to the meeting date. We recommend that stockholders carefully review in advance the procedures needed to gain admission virtually to the Annual Meeting. If you do not comply with the procedures outlined above, you will not be admitted to the Annual Meeting. If you have any questions or require any assistance with pre-registering, please contact the Company’s proxy solicitor, Alliance, by calling 866-612-8937 or by email at VirtualMeeting@viewproxy.com.

What Happens if There Are Technical Difficulties during the Annual Meeting?

There will be technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Please be sure to check in 15 minutes prior to the start of the Annual Meeting, so that any technical difficulties may be addressed before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

How Many Votes Do I Have?

Each share of our Common Stock that you own entitles you to one vote. There is no cumulative voting in the election of directors.

How Do I Vote?

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations, as described below under “How Will My Proxy Be Voted?” Voting by proxy will not affect your right to attend the Annual Meeting virtually.

Stockholder of Record: Shares Registered in Your Name

If, as of the Record Date, your shares are registered directly in your name, you may vote your shares in one of the following ways:

•	Voting Via the Internet: You may vote via the Internet by following the instructions on the Proxy Card. Go to www.AALvote.com/XWEL and have your Proxy Card available. The Internet voting facilities will close at 11:59 p.m. Eastern Time on September 19, 2024.

•	By Mail: If you received a Proxy Card by mail, you can vote by completing, signing, dating and promptly returning the enclosed Proxy Card in the postage-paid envelope provided. A completed Proxy Card returned by mail must be received at the address stated on the Proxy Card before September 20, 2024. If you sign the enclosed Proxy Card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as described below under “How Will My Proxy Be Voted?”

•	By Telephone: You may vote by telephone by calling (866) 804-9616 and following the instructions on the Proxy Card. The telephone voting facilities will close at 11:59 p.m. Eastern Time on September 19, 2024.

•	Virtually at the Annual Meeting: You may also vote by attending the virtual Annual Meeting. To attend the virtual Annual Meeting, you must first pre-register as described above under “How Can Stockholders Attend the Annual Meeting?”

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If you are a stockholder of record, your virtual control number will be on your Notice of Internet Availability of Proxy Materials or Proxy Card. Even if you plan to attend the Annual Meeting virtually, we recommend that you also submit your proxy via the Internet, by telephone or by mail so that your vote will be counted if you later decide not to attend the Annual Meeting. Internet and telephone voting facilities for record stockholders will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on September 19, 2024. Please contact our proxy solicitor, Alliance, by calling 1-888-490-5110 or by email at XWEL@allianceadvisors.com if you require assistance in voting your shares.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If, as of the Record Date, you are the beneficial owner of shares and you held your shares in “street name” with a broker, bank or other nominee, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to vote on your behalf “FOR” the election of Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg, “FOR” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4. You should also complete, sign, date and promptly return the voting instruction form that your broker, bank or other nominee sends you (or, if applicable, vote by following the instructions supplied to you by your broker, bank or other nominee, including voting via the Internet or by telephone). Please do this for each account you maintain to ensure that all of your shares are voted.

If you hold your shares beneficially through a broker, bank or other nominee, you must provide a legal proxy from your broker, bank or other nominee during registration to attend the Annual Meeting. You will then be assigned a virtual control number in order to vote your shares during the Annual Meeting. You may only vote during the Annual Meeting by emailing a copy of your legal proxy to VirtualMeeting@viewproxy.com in advance of the Annual Meeting.

How Will My Proxy Be Voted?

Shares represented by properly executed Proxy Cards will be voted in accordance with the directions indicated thereon. If you sign the Proxy Card but do not make any specific choices, your proxy will vote your shares as follows:

•	Proposal 1: “FOR” the election Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg to our Board, each to serve until the 2025 Annual Meeting or until his or her respective successor is duly elected and qualified;

•	Proposal 2: “FOR” the ratification of the selection of Marcum as our independent registered public accounting firm for our fiscal year ending December 31, 2024;

•	Proposal 3: “FOR” the approval, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement; and

•	Proposal 4: “FOR” the ratification of our Tax Benefits Preservation Plan.

What Is the Difference Between a Stockholder of Record and a “Street Name” Holder?

If, as of the Record Date, your shares are registered directly in your name with our stock transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record with respect to those shares.

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If, as of the Record Date, your shares are held with a broker, bank or other nominee, then the organization holding your account is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank or other nominee. If your shares are held in “street name” (that is, held by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. Please follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your broker, bank or other nominee how to vote your shares using the voting instruction form provided by your broker, bank or other nominee so that your vote can be counted. The voting instruction form provided by your broker, bank or other nominee may also include information about how to submit your voting instructions over the Internet.

What Is a Broker Non-Vote? What Is Discretionary Voting?

A broker non-vote occurs when the broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. Under rules applicable to securities brokerage firms, a broker who holds your shares in “street name” does not have the authority to vote those shares on any “non-routine” proposal, except in accordance with voting instructions received from you. On the other hand, your broker may vote your shares on certain “routine” proposals, if the broker has transmitted proxy-soliciting materials to you, as the beneficial owner of the shares, but has not received voting instructions from you on such proposals. A broker non-vote occurs when a broker does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

If you do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with respect to which your broker does not have discretionary authority except as to “routine” matters. However, your broker firm is entitled to vote shares held for a beneficial holder on discretionary matters, such as the ratification of the selection of Marcum as our independent registered public accounting firm, without instructions from the beneficial holder of those shares. On the other hand, your broker firm is not entitled to vote shares held for a beneficial holder on non-discretionary items such as the election of directors, the vote to approve the compensation paid to our named executive officers and the ratification of our Tax Benefits Preservation Plan. If you are a beneficial owner, we encourage you to instruct your broker, bank or other nominee how to vote your shares using the voting instruction form provided by your broker, bank or other nominee so that your vote can be counted.

May I Change or Revoke My Proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	Returning a later-dated proxy (i) by completing, signing, dating and promptly returning the enclosed Proxy Card, (ii) via the Internet by following the instructions on the enclosed Proxy Card or (iii) by calling the toll-free number found on the enclosed Proxy Card (the latest dated proxy is the only one that counts);

•	by notifying our Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	by attending the Annual Meeting virtually and voting at the Annual Meeting (attending the Annual Meeting virtually will not in and of itself revoke a previously submitted proxy).

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Your most current vote, whether via the Internet, by telephone or by completing, signing, dating and promptly returning the enclosed Proxy Card is the one that will be counted.

What if I Receive More Than One Notice of Annual Meeting of Stockholders or Proxy Card?

We may conduct multiple mailings before the Annual Meeting to ensure stockholders have our latest proxy information and materials to vote. We may send you a new Proxy Card or voting instruction form with each mailing, regardless of whether you have previously voted. Also, many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. If you receive more than one Proxy Card, your shares are registered in more than one name or are registered in different accounts. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted. ONLY THE LATEST DATED PROXY YOU SUBMIT WILL BE COUNTED.

What Constitutes a Quorum for the Annual Meeting?

The presence, virtually or by proxy, of the holders of one-third (33.33%) of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the Annual Meeting shall be necessary and sufficient to constitute a quorum at the Annual Meeting. Abstentions will be counted for purposes of determining whether a quorum exists at the Annual Meeting. Broker non-votes, if any, will not be counted for purposes of determining whether a quorum exists at the Annual Meeting.

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What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors

Directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. That means that the five nominees for director who receive the most votes will be elected.

Stockholders may vote “FOR” each nominee or “WITHHOLD” their vote from each nominee.

Withheld votes and broker non-votes will have no effect on the outcome of the election of directors.

Proposal 2: Ratify Selection of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 2 shall be the act of the stockholders.

Abstentions will be treated as votes “AGAINST” Proposal 2 and broker non-votes will have no effect on the outcome of Proposal 2.

Proposal 3: Approve, by a non-binding advisory vote, the compensation of our named executive officers

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 3 shall be the act of the stockholders.

Abstentions will be treated as votes “AGAINST” Proposal 3 and broker non-votes will have no effect on the outcome of Proposal 3.

Proposal 4: Ratify our Tax Benefits Preservation Plan

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 4 shall be the act of the stockholders.

Abstentions will be treated as votes “AGAINST” Proposal 4 and broker non-votes will have no effect on the outcome of Proposal 4.

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Do I Have Any Dissenters’ Or Appraisal Rights With Respect to Any of the Matters to be Voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Where Can I Find the Voting Results of the Annual Meeting?

The final voting results will be reported on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Form 8-K within four business days after the final voting results are known to us.

What Are the Costs of Soliciting these Proxies?

The costs and expenses of the Board’s solicitation of proxies, including the preparation, printing and mailing of the Proxy Statement, the Proxy Card, the Notice of the Annual Meeting of Stockholders and any additional information furnished to stockholders by the Company, will be borne by the Company. Solicitation of proxies may be in person, by telephone, electronic mail or personal solicitation by the Company’s directors, officers or staff members. Other than the persons described in the Proxy Statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, the Company’s employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses.

In connection with the engagement of Alliance by the Company as a proxy solicitor, the Company anticipates that certain employees of Alliance may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of the Company for the purpose of assisting in the solicitation of proxies for the Annual Meeting. The Company expects to pay Alliance up to $[●] for its services in connection with the solicitation of proxies for the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our proxy solicitor, Alliance, by calling toll free at 1-888-490-5110 or by email at XWEL@allianceadvisors.com.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Proposal 1 relates to the election of directors. Our Board currently consists of five members. Prior to each annual meeting of stockholders, the Board considers the recommendations of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) and votes to nominate individuals for election or re-election for a term of one year or until their successors are duly elected and qualified or until their earlier death, resignation, or removal. In accordance with the recommendation of the Nominating and Corporate Governance Committee, the Board nominated Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg for election as directors at the Annual Meeting, each to serve until the 2025 Annual Meeting or until his or her respective successor is duly elected and qualified.

Each of Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg has consented to being named in a proxy statement relating to the Annual Meeting and to serve as a director if elected. Each of the nominees listed has expressed his or her willingness to serve. If any of the nominees become unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by our Board. We have no present reason to believe that any nominee will be unable or unwilling to serve as a director. Except as set forth in the Proxy Statement and based on the information provided by each director, no director is a party to an arrangement or understanding pursuant to which he or she is to be selected as a director or nominee.

Additional information regarding each of Scott R. Milford, Bruce T. Bernstein, Robert Weinstein, Michael Lebowitz and Gaëlle Wizenberg is set forth below under “Management and Corporate Governance.”

Vote Required and Board’s Recommendation

Directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. That means that the five nominees for director who receive the most votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF SCOTT R. MILFORD, BRUCE T. BERNSTEIN, ROBERT WEINSTEIN, MICHAEL LEBOWITZ AND Gaëlle Wizenberg AS DIRECTORS.

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PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) recommends stockholders ratify Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Representatives of Marcum are expected to be available at the Annual Meeting. Such representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

On May 4, 2020, we approved the engagement of Friedman LLP (“Friedman”) as our independent registered public accounting firm for the fiscal year ended December 31, 2020. This selection was ratified by our stockholders at the 2020, 2021, 2022 and 2023 annual meetings of stockholders held on October 28, 2020, September 30, 2021, October 4, 2022 and August 22, 2023, respectively. In deciding to select Friedman, the Audit Committee carefully considered the qualifications of Friedman, including their reputation for integrity, quality, and competence in the fields of accounting and auditing. Effective September 1, 2022, Friedman combined with Marcum, and Marcum became our auditors as of October 4, 2022, following the approval of their engagement by our Audit Committee. Further, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Marcum LLP. The Audit Committee concluded that independence of Marcum was not impaired for the fiscal years ended December 31, 2023, and 2022.

For the fiscal years ended December 31, 2023, and 2022, we incurred the following fees for the services of Marcum:

	2023	2022
Marcum LLP:
Audit fees(1)	$567,070	$410,025
Audit-related fees(2)	120,915	80,242
Tax fees(3)	-	-
All other fees(4)	-	-
Total	$687,985	$490,267

(1)	Audit fees includes fees associated with the annual audits of our financial statements, quarterly reviews of our financial statements, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees includes fees for benefit plan audits and lease compliance audits.
(3)	Tax fees consist of fees for tax services, including tax compliance, tax advice and tax planning.
(4)	The fees in this category pertain to fees billed for products and services provided by Marcum LLP, other than the services reported in the categories above.

Pre-Approval of Audit and Non-Audit Services

Consistent with SEC policies and guidelines regarding audit independence, our Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. Our Audit Committee pre-approves these services by category and service. Our Audit Committee pre-approved all of the services provided by our independent registered public accounting firms for the years ended December 31, 2023 and 2022.

Vote Required and Board’s Recommendation

The Audit Committee has appointed Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 2 is required to ratify the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions will be treated as votes “AGAINST” Proposal 2, and broker non-votes will have no effect on the outcome of Proposal 2.

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We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Marcum as our independent registered public accounting firm for the year ended December 31, 2024, our Audit Committee will reconsider its selection.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL 3:

ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

We are seeking your advisory vote as required by Section 14A of the Exchange Act, on the approval of the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC in the compensation tables and the related material disclosed in this Proxy Statement. Because your vote is advisory, it will not be binding on the Compensation Committee of the Board (the “Compensation Committee”) or our Board. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually and the next such advisory vote will occur at the 2025 Annual Meeting.

Our compensation philosophy is designed to provide the compensation and incentives needed to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, and retain individuals with the skills necessary to achieve our objectives and who are crucial to our long-term success. Our compensation program is also designed to reinforce a sense of ownership and to link compensation to our performance as well as the performance of each of our named executive officers.

We rely on qualified, highly skilled and talented employees who have experience in the retail and health and wellness industries to execute our business plan and strategy. Thus, our compensation program is structured in a manner similar to companies in these industries in order to attract and retain talented employees who may have other opportunities in these industry areas.

Our compensation program consists of these general elements:

•	a fixed portion of compensation, in the form of a base salary, to retain and provide a base level of compensation to our named executive officers; and

•	a long-term performance element in the form of equity, to incentivize our named executive officers to achieve superior corporate performance.

In determining the total amount and mixture of the compensation for each of our named executive officers, the Compensation Committee subjectively considers the overall value to the Company of each named executive officer in light of numerous factors, including, but not limited to, the following:

•	our competitive position;

•	our financial performance and the contribution of each individual to our financial performance;

•	individual performance, including past and expected contribution to our corporate goals and execution of our business plan and strategy; and

•	our long-term needs and operational goals, including attracting and retaining key management personnel.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of XWELL, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and the related material disclosed in the proxy statement for the meeting, is hereby APPROVED.”

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Vote Required and Board’s Recommendation

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 3 is required to approve, on a non-binding advisory basis, the compensation of our named executive officers, as described in this Proxy Statement. Abstentions will be treated as votes “AGAINST” Proposal 3, and broker non-votes will have no effect on the outcome of Proposal 3.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 4:

RATIFICATION OF OUR TAX BENEFITS PRESERVATION PLAN

Background of Proposal 4

On August 16, 2024, we entered into the Tax Benefits Preservation Plan between us and Equiniti Trust Company, LLC, as Rights Agent. The Tax Benefits Preservation Plan is intended to preserve the value of certain of the Company’s tax attributes, including net operating losses (the “Tax Attributes”). In adopting the Tax Benefits Preservation Plan, the Board concluded that it is in the best interests of the Company and our stockholders that the Company provide for the preservation of our Tax Attributes.

While stockholder ratification of the Tax Benefits Preservation Plan is not required under Delaware law or pursuant to the terms of the Plan, our Board has determined to seek stockholder ratification of the Tax Benefits Preservation Plan in furtherance of good corporate governance. As the Tax Benefits Preservation Plan is not conditioned upon stockholder approval, the Plan will not expire pursuant to its terms if it is not ratified by the stockholders. However, the Board is committed, in connection with its continued evaluation of the Tax Benefits Preservation Plan, to considering the results of the vote on this Proposal 4.

The Tax Benefits Preservation Plan

The Tax Benefits Preservation Plan is intended to help protect the Company’s Tax Attributes. As of August 16, 2024, the Company has Tax Attributes which may entitle the Company to reduce taxable income with respect to the Company’s current 2024 tax year. The Company currently has approximately $67.3 million of net operating losses available to offset taxable income. However, these Tax Attributes may be materially reduced or eliminated by a “change of ownership” of the Company under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Internal Revenue Service rules. The Plan is similar to Section 382 rights plans adopted by many other public companies with significant Tax Attributes.

The Board adopted the Tax Benefits Preservation Plan to reduce the risk that our ability to use our Tax Attributes would be substantially limited following an change of ownership under Section 382 of the Code. The Tax Benefits Preservation Plan deters any person or group from becoming or obtaining the right to become a “5-percent shareholder” (as such term is used in Section 382 of the Code) or, in certain cases, from increasing such person’s or group’s ownership of shares of the Company’s common stock beyond 4.99%, in each case, without first obtaining the approval of the Board. In general, a change of ownership would occur if the Company’s “5-percent shareholders” collectively increase their ownership in the Company by more than 50 percentage points over a rolling three-year period. While the Board adopted the Tax Benefits Preservation Plan to diminish the risk that the Company’s ability to use our Tax Attributes would be substantially impaired, nonetheless, the Plan may also have an “anti-takeover effect” because it may deter or discourage a person or group from acquiring beneficial ownership of 4.99% or more of the shares of Common Stock or, in the case of a person or group that already own 4.99% or more of the shares of common stock, from acquiring one or more additional shares of Common Stock without advance approval from the Board. Subject to certain exceptions, if any person or group acquires 4.99% or more of the outstanding shares of Common Stock without approval of the Board, there would be a triggering event under the Tax Benefits Preservation Plan that could result in significant dilution in the ownership interest of such person or group. As such, the Plan has anti-takeover effects.

The description of the Tax Benefits Preservation Plan contained in this Proposal 4 is qualified in its entirety by reference to the text of the Tax Benefits Preservation Plan which is attached hereto as Annex A. You are urged to carefully read the Tax Benefits Preservation Plan in its entirety as the discussion herein is only a summary.

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The Rights

On August 15, 2024, the Board declared a dividend of one Series A Junior Participating Preferred Stock purchase right (the “Rights”) for each outstanding share of Common Stock under the terms of the Tax Benefits Preservation Plan. The dividend is payable on August 26, 2024 to the stockholders of record as of the close of business on August 26, 2024 (the “Plan Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”) at a price of $7.50 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment and to the other terms, provisions and conditions of the Tax Benefits Preservation Plan. The description and terms of the Rights are set forth in the Tax Benefits Preservation Plan. Until it is exercised or exchanged, a Right does not give its holder any rights as a stockholder of the Company, including without limitation any dividend, voting or liquidation rights, powers or preferences. The issuance of the Rights will not affect the Company’s reported earnings or loss per share and is not taxable to the Company or its stockholders.

Series A Preferred Stock

Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of an amount equal to 1,000 times the dividend declared per share of Common Stock, subject to adjustment. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of the greater of (a) $10.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

Exercisability

The Rights will not be exercisable until the earlier to occur of (i) the tenth business day following the public announcement that a person or group has become an “Acquiring Person” by acquiring or obtaining the right to acquire beneficial ownership of 4.99% or more of the outstanding shares of Common Stock (or the Board becoming aware of an “Acquiring Person”) or (ii) the tenth business day following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the outstanding shares of Common Stock, in each case with certain exceptions (the earlier of such dates being called the “Distribution Date”). Until the Distribution Date, the Rights will be evidenced, with respect to the Common Stock certificates outstanding as of the Record Date (or any book-entry shares in respect thereof), by such Common Stock certificate (or registration in book-entry form), and the Rights will be transferable only in connection with the transfer of Common Stock.

The Tax Benefits Preservation Plan provides that, until the Distribution Date (or earlier expiration or redemption of the Rights), (i) the Rights will be attached to and will be transferred with and only with the Common Stock; (ii) new shares of Common Stock issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Plan by reference (with respect to shares represented by certificates) or notice thereof will be provided in accordance with applicable law (with respect to uncertificated shares); and (iii) the surrender for transfer of any certificates representing shares of Common Stock outstanding as of the Plan Record Date or the transfer by book-entry of any uncertificated shares of Common Stock, will also constitute the transfer of the Rights associated with such shares.

In the event that any person or group becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right (including payment of the Purchase Price) that number of shares of Common Stock having a market value of two times the Purchase Price.

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Exchange

At any time after any person or group becomes an Acquiring Person but prior to the acquisition by such Acquiring Person of beneficial ownership of 50% or more of the voting power of the shares of Common Stock then outstanding, the Board may exchange the Rights (other than Rights owned by such Acquiring Person, which will have become null and void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other stock) equivalent in value thereto, per Right (subject to adjustment for stock splits, stock dividends and similar transactions).

Expiration

The Rights will expire upon the earliest of: (i) the close of business on the third anniversary of the adoption of the Tax Benefits Preservation Plan (the “Final Expiration Date”); (ii) the time at which the Rights are redeemed pursuant to the Plan, (iii) the time at which the Rights are exchanged pursuant to the Plan; (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement approved by the Board; (v) the close of business on the effective date of the repeal of Section 382 of the Code if the Board determines that the Plan is no longer necessary or desirable for the preservation of the Tax Attributes; or (vi) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Attributes may be carried forward or otherwise utilized.

Anti-Dilution Provisions

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Redemption

At any time prior to the earlier of (i) the time an Acquiring Person becomes such and (ii) the Final Expiration Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendments

For so long as the Rights are then redeemable, the Company may amend the Tax Benefits Preservation Plan in any manner. After the Rights are no longer redeemable, the Company may amend the Plan in any manner that does not (i) adversely affect the interests of holders of the Rights as such (other than the Acquiring Person or any associate or affiliate thereof) and (ii) cause the Rights again to become redeemable or cause the Plan again to become amendable as to an Acquiring Person (or any associate or affiliate thereof).

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Vote Required and Board’s Recommendation

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 4 is required to approve, on a non-binding advisory basis, the compensation of our named executive officers, as described in this Proxy Statement. Abstentions will be treated as votes “AGAINST” Proposal 4, and broker non-votes will have no effect on the outcome of Proposal 4.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF OUR TAX BENEFITS PRESERVATION PLAN.

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MANAGEMENT AND CORPORATE GOVERNANCE

Set forth below are the names of our directors and executive officers, their ages (as of the filing date of this Proxy Statement), their position(s) with the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Except as set forth in this Proxy Statement, no director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion that each person listed below should serve as a director is set forth below.

Name	Age	Position(s) with the Company
Bruce T. Bernstein*(1)(2)(3)(4)	60	Chairman of the Board
Robert Weinstein*(1)(2)(3)(4)	64	Director
Michael Lebowitz* (3)(4)	52	Director
Gaëlle Wizenberg*(1)(2)(5)	49	Director
Scott R. Milford	60	President, Chief Executive Officer and Director
Suzanne A. Scrabis	54	Chief Financial Officer
Ezra T. Ernst	55	Executive Vice President of XWELL, Chief Executive Officer of XpresTest, Inc. and President and Chief Executive Officer of HyperPointe

* Independent director under the rules of the Nasdaq Stock Market

(1)	Current member of Compensation Committee
(2)	Current member of Audit Committee
(3)	Current member of Nominating and Corporate Governance Committee
(4)	Current member of Strategic Affairs Committee
(5)	On December 15, 2023, the Board appointed Gaëlle Wizenberg to be a member of the Board, effective as of January 1, 2024

Stockholder Feedback

The Board considers and values the feedback of its stockholders. Over the last year, stockholders provided feedback regarding Board composition, including overall Board diversity across a range of skills and experience. This feedback was also reflected in the support levels for several directors on the Nominating and Corporate Governance Committee. In response, the Board appointed Gaëlle Wizenberg to the Board to bring her breadth of expertise to the oversight of the Company. In conjunction with this addition, the Board sought to balance director refreshment with stability and the retention of institutional knowledge, given the implementation of several strategic initiatives currently underway.

Directors

Our Board currently consists of five members:

Bruce T. Bernstein joined our Board in February 2016 and has served as the Chairman of our Board since February 2018. Mr. Bernstein has over thirty years of experience in the securities industry, primarily as senior portfolio manager for two alternative finance funds, as well as in trading and structuring of arbitrage strategies. Since 2006, Mr. Bernstein has served as President of Rockmore Capital, LLC, the manager of a direct investment and lending fund with peak assets under management of $140 million. Previously, he served as Co-President of Omicron Capital, LP (“Omicron Capital”), an investment firm based in New York, from August 2001 to March 2006. Omicron Capital focused on direct investing and lending to public small cap companies and had peak assets under management of $260 million. Prior to joining Omicron Capital, Mr. Bernstein served as Senior Vice President in the bank’s Global Securities Arbitrage business unit of Fortis Investments, Inc., specializing in equity structured products and equity arbitrage and then President in charge of the bank’s proprietary investment business in the United States. Prior to Fortis Investments, Mr. Bernstein was Director in the Equity Derivatives Group at Nomura Securities International specializing in cross-border tax arbitrage, domestic equity arbitrage and structured equity swaps. Mr. Bernstein started his career at Kidder Peabody, where he rose to the level of Assistant Treasurer. Since April 2023, Mr. Bernstein has served on the Board of Directors of Wrap Technologies, Inc., a provider of advanced public safety solutions. Since December 2020, Mr. Bernstein has served on the Board of Directors of Petros Pharmaceuticals, Inc., a pharmaceutical company, which is the surviving company from the merger of Metuchen Pharmaceuticals LLC and Neurotrope, Inc. Mr. Bernstein has also served as a member of the Board of Directors of Synaptogenix, Inc. (formerly Neurotrope Bioscience, Inc.), a publicly traded biotechnology company, since November 2016. From February 2016 to November 2023, Mr. Bernstein served as a member of the board of Summit Digital Health, a laser-based blood glucose monitor distributor, based in New Jersey. Mr. Bernstein holds a B.B.A. from City University of New York (Baruch).

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We believe Mr. Bernstein’s extensive experience in the securities industry qualifies him to serve as the Chairman of our Board.

Robert Weinstein joined our Board in February 2020. Mr. Weinstein has extensive accounting and finance experience, spanning more than thirty years, as a public accountant, investment banker, healthcare private equity fund principal and chief financial officer. Since October 2013, Mr. Weinstein has been the Chief Financial Officer of Synaptogenix, Inc. (formerly Neurotrope Bioscience, Inc.), a publicly traded biotechnology company. Since October 2011, Mr. Weinstein has served as the Executive Vice President, Treasurer and Secretary of Synaptogenix, Inc. Since December 2020, Mr. Weinstein has performed work as a consultant for Petros Pharmaceuticals, Inc. From September 2011 to September 2013, Mr. Weinstein was an independent consultant for several healthcare companies in the pharmaceutical and biotechnology industries. Since May 2023, Mr. Weinstein has served on the Board of Directors of Oblong, Inc., a company providing multi-stream collaboration technologies and managed services for video collaboration and network applications. Since November 2022, Mr. Weinstein has served on the Board of Directors of PharmaCyte Biotech, Inc., a biotechnology company focusing on developing and commercializing cellular therapies for cancer, diabetes, and malignant ascites. Mr. Weinstein received his MBA degree in finance and international business from the University of Chicago Graduate School of Business, is a Certified Public Accountant (inactive), and received his B.S. in accounting from the State University of New York at Albany.

We believe Mr. Weinstein’s extensive financial expertise and healthcare experience qualifies him to serve on our Board and as a member and the Chairperson of the Audit Committee.

Michael Lebowitz joined our Board in April 2020. An expert in customer experience strategy and innovation, Mr. Lebowitz has a twenty-five-year track record in defining creative strategy and vision for some of the world’s most recognizable brands. Mr. Lebowitz founded Big Spaceship, a globally recognized creative consultancy, in March 2000 and served as its Chief Executive Officer until August 2022 when he became Executive Chair. In February 2024, Big Spaceship rebranded as SPCSHP. Mr. Lebowitz received his bachelor’s degree in Film from Vassar College.

We believe Mr. Lebowitz’s extensive experience in the area of creative brand strategy qualifies him to serve on our Board.

Gaëlle Wizenberg joined our Board in January 2024. An expert in branding, manufacturing, global distribution of consumer goods and serial entrepreneur, Ms. Wizenberg founded Objects of Magic LLC, a wellness brand offering a full line of products, team building and wellness retreats, in August 2022, and she has served as Chief Executive Officer since the founding of the company. Prior to this, she founded Charlie Banana Consulting, LLC, a consulting firm, in July 2019 and served as Director and Chief Executive Officer from July 2019 to March 2024. Additionally, she founded Charlie Banana USA, LLC, a USA based ecommerce of global brand baby products in 2013 and served as Chief Executive Officer until 2020 when it was acquired by Proctor & Gamble. After Proctor & Gamble, a multinational consumer goods corporation, acquired all her companies, Ms. Wizenberg began consulting for Procter & Gamble from January 2020 to June 2023. Before that, Ms. Wizenberg founded Winc Design Limited, a Hong Kong company, makers of eco friendly products and a global cloth diaper manufacturer, in 2007 and served as CEO until 2020.

We believe Ms. Wizenberg’s global entrepreneurial experience in brand building, consumer goods and wellness as well as her critical and creative thinking qualifies her to serve on our Board. Further, the depth of Ms. Wizenberg’s operating background as well as her extensive experience launching successful consumer and wellness brands qualify her to serve on our Board.

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Scott R. Milford joined the Company in July 2019 and has served as our President and Chief Executive Officer and as a member of our Board since January 19, 2022. Prior to January 2022, Mr. Milford served as our Chief Operating Officer since December 2020. Prior to that, he served as our first Chief People Officer since July 2019. Mr. Milford has over 30 years of experience at high profile and diverse organizations. Prior to joining XWELL, he served as VP, People Operations at SoulCycle Inc., a fitness company, from February 2019 to July 2019, where he led the creation and deployment of that company’s talent acquisition strategy, the development of an annual performance cycle, and created and deployed the “people strategy” that supported the opening of the brand’s first European studio in London. This included the development of talent acquisition and talent management plans, compensation design and all policies and procedures governing studio operations. Prior to that, he served as Chief People Officer for Bayada Home Health Care, a $1 billion Home Health Care Company, during 2018, where he played a significant role in building the organizational infrastructure necessary to scale the business from 400 service offices to 1,000 offices. Previously, he was Senior Vice President – Human Resources for Le Pain Quotidien from 2016 to 2018, where he was responsible for driving operational excellence through strategic HR planning, building organizational and employee capabilities, facilitating change, and building effective working relationships with employees and guests on a global scale. His other relevant experience includes senior leadership positions at Town Sports International, Starbucks Coffee Company, Universal Music Group, Viacom and Blockbuster Entertainment.

We believe Mr. Milford’s extensive experience in the retail industry and his knowledge of the Company’s business due to his status as an executive officer of the Company qualifies him to serve on our Board.

Executive Officers

Our executive officers are appointed by, and serve at the discretion of, our Board.

Suzanne A. Scrabis has served as Chief Financial Officer of the Company since July 2023. From January 2020 to July 2023, Ms. Scrabis served as the Program Manager, Technology Platforms for Rockwell Automation, Inc., an industrial automation and digital transformation company (“Rockwell Automation”), after serving as Chief Financial Officer for MAVERICK Technologies Holdings, LLC, a privately held independent systems integrator based in Columbia, Illinois (“MAVERICK”), from 2006 to December 2019. As Chief Financial Officer, she helped lead the acquisition of MAVERICK by Rockwell Automation in 2016. Before that, she served as the Director of Operations at MAVERICK from 2003 to 2006. Ms. Scrabis also served from 2001 to 2003 as the Director of Logistics for Aurora Foods, a packaged foods manufacturing company, that was subsequently acquired by Pinnacle Foods in 2004. Prior to that she served at Ernst & Young as a senior asset manager for the Pacific and New York Metro regions from 1996 to 2001. Ms. Scrabis holds a Bachelor of Science in Operations Management and Marketing from California State University Long Beach.

Ezra T. Ernst has served as Executive Vice President of the Company and Chief Executive Officer of our subsidiary XpresTest, Inc. since our January 2022 acquisition of GCG Connect LLC d/b/a HyperPointe. He also has served as President and Chief Executive Officer of HyperPointe since March 2020. Prior to HyperPointe, he previously served as Chief Executive Officer of Physicians Weekly, LLC, a provider of medical news and education for healthcare professionals, from August 2015 to March 2020, Chief Commercial Officer of Treato, a health-related data analytics company, from September 2013 to August 2015 and General Manager at WebMD Health Corp., an online publisher of health and medical news and information, from December 2008 to January 2013.

Director Independence and Committee Qualifications

Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based upon this review, we believe that Messrs. Bernstein, Weinstein, and Lebowitz and Ms. Wizenberg qualify as independent directors in accordance with the standards set by Nasdaq, as well as Rule 10A-3 promulgated under the Exchange Act. Accordingly, our Board is comprised of a majority of independent directors as required by Nasdaq rules.

Our Board has also determined that each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee meets the independence requirements applicable to each such committee member prescribed by Nasdaq and the SEC.

Our Board has further determined that Messrs. Bernstein and Weinstein are “audit committee financial experts” as defined pursuant to the rules of the SEC.

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Committees of the Board and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2023, there were three meetings of our Board, as well as thirteen unanimous written consents of the Board. The various committees of the Board met a total of eleven times, collectively, as further described below. Each director attended more than 75% of the aggregate of the total number of meetings of the Board and each director serving on a committee attended more than 75% of the total number of meetings held by an applicable committee(s) of the Board on which such director served during the year ended December 31, 2023. The Board has adopted a policy under which each member of the Board is strongly encouraged, but not required, to attend each annual meeting of our stockholders. All five of our 2023 directors attended our 2023 annual meeting of stockholders.

Audit Committee. Our Audit Committee met four times during the year ended December 31, 2023. The Audit Committee currently has three members: Robert Weinstein (Chairman), Bruce T. Bernstein and Gaëlle Wizenberg. Effective as of January 1, 2024, Donald E. Stout ceased to be a member of the Board and all committees thereto, including the Audit Committee. As of January 30, 2024, Gaëlle Wizenberg was appointed a member of the Audit Committee.

Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews our annual and quarterly financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits.

The Board determined that all members of the Audit Committee qualify as independent under the listing standards promulgated by the SEC and Nasdaq, as such standards apply specifically to members of audit committees. The Board has determined that both Messrs. Weinstein and Bernstein are “audit committee financial experts,” as defined by the SEC in Item 407 of Regulation S-K. A copy of the Audit Committee’s written charter is publicly available through the “Investors - Corporate Governance” section of our website at www.xwell.com/corporate-governance.

Material Weakness Remediation. As reported in our 2023 Annual Report, the Company had previously identified certain material weaknesses in our internal controls over financial reporting. Management is committed to the remediation of the material weaknesses, as well as the continued improvement of the Company’s internal control over financial reporting. Management has implemented, and continues to implement, the following actions and will continue to assess additional opportunities for remediation on an ongoing basis:

1.	The Company has turned on the multi-currency features related to its cloud-based accounting systems.
2.	The Company has engaged outside service providers to assist with the valuation, accounting and recording of key reporting areas such as leases, revenue recognition and stock compensation expense.
3.	The Company has contracted an independent consulting firm to assist with the preparation of the Financial Statements and U.S. GAAP accounting research.
4.	The Company has engaged outside service providers to review the applicable complementary user entity controls described in the service organizations’ reports for their potential impact on the Company’s financial reporting.

Compensation Committee. Our Compensation Committee met one time during the year ended December 31, 2023. The Compensation Committee currently has three members: Bruce T. Bernstein (Chairman), Robert Weinstein and Gaëlle Wizenberg. Effective as of January 1, 2024, Donald E. Stout ceased to be a member of the Board and all committees thereof, including the Compensation Committee. As of January 30, 2024, Gaëlle Wizenberg was appointed a member of the Compensation Committee.

Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and include:

•	reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to our success;
•	administering our 2012 Employee, Director and Consultant Equity Incentive Plan (the “2012 Plan”) and our 2020 Equity Incentive Plan (the “2020 Plan”);
•	the determination of the compensation of our Chief Executive Officer, and conducts its decision-making process with respect to that issue without the Chief Executive Officer present;
•	the determination of the compensation of the executive officers of the Company other than the Chief Executive Officer, based upon the recommendation of the Chief Executive Officer and such other customary factors that the Compensation Committee deems necessary or appropriate; and
•	the establishment and review of general compensation policies with the objective of attracting and retaining superior talent, rewarding individual performance and achieving our financial goals.

The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. During fiscal year 2023, the Compensation Committee did engage a third-party compensation consultant, StreeterWyatt Analytics, to review the Board’s compensation structure as well as benchmark it against the Company’s peer group.

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The Board determined all members of the Compensation Committee qualify as independent under the Nasdaq listing standards. A copy of the Compensation Committee’s written charter is publicly available through the “Investors - Corporate Governance” section of our website at www.xwell.com/corporate-governance.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met one time during the year ended December 31, 2023. The Nominating and Corporate Governance Committee currently has three members: Robert Weinstein (Chairman), Bruce T. Bernstein and Michael Lebowitz. Effective as of January 1, 2024, Donald E. Stout ceased to be a member of the Board and all committees thereof, including the Nominating and Corporate Governance Committee. As of January 30, 2024, Michael Lebowitz was appointed a member of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee’s role and responsibilities are set forth in the Nominating and Corporate Governance Committee’s written charter and include, among other things, the authority to:

•	identify and nominate members of the Board;
•	oversee the evaluation of the Board and management;
•	develop and recommend corporate governance guidelines to the Board;
•	evaluate the performance of the members of the Board; and
•	make recommendations to the Board as to the structure, composition and functioning of the Board and its committees.

Our Nominating and Corporate Governance Committee and Board may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. Our Nominating and Corporate Governance Committee’s and Board’s priority in selecting Board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members and professional and personal experiences and expertise relevant to our growth strategy.

In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders, as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. Stockholders may recommend director candidates to the Nominating and Corporate Governance Committee by delivering a written recommendation to: XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, Attention: Corporate Secretary. The Corporate Secretary will forward such recommendations to the Nominating and Corporate Governance Committee. Stockholders may also nominate persons directly for election as directors in accordance with the procedures set forth in Section 1.2 of our Bylaws. A notice of any such nomination must contain all required information and must be delivered to, or mailed and received by, the Corporate Secretary not less than 60 days or more than 90 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, such notice must be received not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

The Board determined that all members of the Nominating and Corporate Governance Committee qualify as independent under the Nasdaq listing standards. A copy of the Nominating and Governance Committee’s written charter is publicly available through the “Investors - Corporate Governance” section of our website at www.xwell.com/corporate-governance.

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The Strategic Affairs Committee. The Strategic Affairs Committee of the Board (the “Strategic Affairs Committee”) met four times during the year ended December 31, 2023. This Strategic Affairs Committee was formed in September 2021 to assist the Board in reviewing, analyzing, considering and assessing, potential acquisitions, joint ventures, strategic investments, divestitures and other strategic transactions. The Strategic Affairs Committee currently has three members: Bruce T. Bernstein (Chairman), Robert Weinstein and Michael Lebowitz.

The Strategic Affairs Committee’s responsibilities include, among others:

•	assisting management with the identification of potential acquisition, joint venture, strategic investment, divestiture and other strategic transaction opportunities and review transaction candidates with management, when and as appropriate;
•	evaluating strategic transactions received by the Company or proposed by management; and
•	overseeing and coordinating the process of reviewing, analyzing and responding to proposals received by the Company or proposed by management with respect to such potential acquisition, joint venture, strategic investment, divestiture and other strategic transaction opportunities.

Board Leadership Structure and Role in Risk Oversight

Effective as of February 5, 2018, the Board appointed Bruce T. Bernstein as the non-executive Chairman of the Board.

The leadership structure of the Board currently consists of a Chairman of the Board who oversees the Board meetings. We separate the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles. Our Board believes this division of responsibility is an effective approach for addressing the risks we face. All of our Board committees are comprised of only independent directors. All Board committees are chaired by independent directors who report to the full Board whenever necessary. We believe this leadership structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at meetings.

Our management is primarily responsible for managing the risks we face in the ordinary course of operating our business. The Board oversees potential risks and our risk management activities by receiving operational and strategic presentations from management which include discussions of key risks to our business. The Board also periodically discusses with management important compliance and quality issues. In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board in fulfilling its oversight of the quality and integrity of our financial statements and our compliance with legal and regulatory requirements relating to our financial statements and related disclosures. The Compensation Committee assists the Board in its risk oversight function by overseeing strategies with respect to our incentive compensation programs and key employee retention issues. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

Involvement in Certain Legal Proceedings

To our knowledge, except as otherwise disclosed in this Proxy Statement, there is no event that occurred during the past ten years with respect to any of our directors or executive officers that is required to be disclosed under Item 401(f) of Regulation S-K.

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Arrangements Between Directors and Executive Officers

To our knowledge, there is no arrangement or understanding between any of our directors and any other person pursuant to which he or she was or is to be selected as a director or nominee. To our knowledge, there is no arrangement or understanding between any of our executive officers and any other person pursuant to which the officer was or is to be selected to serve as an officer.

Family Relationships

There are no family relationships among our directors and executive officers or any person nominated or chosen by the Company to become a director or executive officer.

Board Diversity Matrix

The Nasdaq diversity matrix is set forth below as required under the listing requirements of Nasdaq.

Board Diversity Matrix (As of [●], 2024)
Total Number of Directors - 5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4

Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than ten percent of our Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock. To our knowledge, based solely on our records and a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2023, we believe that all reports applicable to our officers, directors and greater than ten percent stockholders which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis.

Code of Conduct and Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our employees, including our principal executive officer and principal financial and accounting officer. The text of the Code of Conduct and Ethics is posted on the “Investors - Corporate Governance” section of our website at www.xwell.com/corporate-governance, and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 254 West 31st Street 11th Floor, New York, New York 10001. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by Nasdaq rules.

Insider Trading Policy and Hedging Prohibition

We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers and employees. The insider trading policy is designed to promote compliance with respect to insider trading laws, rules and regulations. The insider trading policy governs the ability of our directors, officers and employees to engage in short-term or speculative transactions by prohibiting trading in the Company’s securities on a short term basis, engaging in short sales, use of the Company’s securities to secure a margin or other loan, transactions in straddles, collars and in publicly-traded options relating to the Company’s securities.

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COMPENSATION

Summary Compensation Table

The following table summarizes the total compensation awarded or paid by us during the years ended December 31, 2023 and 2022 to (i) our principal executive officer, (ii) the two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at December 31, 2023, and (iii) up to two additional individuals for whom disclosure would have been provided under clause (ii) but for the fact that the person was not serving as an executive officer at the end of the year ended December 31, 2023 (collectively, the “named executive officers” or the “NEOs”).

			Non-Equity
			Incentive Plan	Option	Restricted Stock	All Other
		Salary	Compensation	Awards	Unit Awards	Compensation	Total
Name and principal position	Year	($)	($)	($)	($)	($)	($)
Scott R. Milford(2)	2023	425,000	52,379	39,150	-	-	516,529
President and Chief Executive Officer	2022	413,462	181,704	36,290	615,500	-	1,246,956

Suzanne A. Scrabis(3)	2023	135,367	784	6,525	22,800	-	165,476
Chief Financial Officer

Omar A. Haynes(4)	2023	317,893	26,244	8,700	25,450	-	378,286
Former Interim Chief Financial Officer	2022	251,250	101,856	36,290	65,000	-	454,397

Ezra T. Ernst(5)	2023	375,000	27,379	8,700	-	-	411,079
Executive Vice President of XWELL, Chief Executive Officer of XpresTest and President and Chief Executive Officer of HyperPointe	2022	318,425	-	362,900	-	-	681,325

(1)	Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. For the assumptions made in the valuation of our equity awards see Notes 2 and 15 to our consolidated financial statements included in the Original Filing.
(2)	Mr. Milford is currently our President and Chief Executive Officer, effective as of January 19, 2022. Prior to that, he served as our Chief Operating Officer since December 14, 2020. Compensation for the year ended December 31, 2023 includes equity awards of stock options. Compensation for the year ended December 31, 2022 includes equity awards of stock options and restricted stock.
(3)	Ms. Scrabis is our current Chief Financial Officer, effective as of July 10, 2023. Compensation for the year ended December 31, 2023 includes equity awards of stock options and restricted stock.
(4)	Mr. Haynes was our former Interim Chief Financial Officer, effective as of June 13, 2022. On July 10, 2023, upon the appointment of Suzanne A. Scrabis to the role of Chief Financial Officer, Mr. Haynes resumed his former role as Vice President of Treasury & Finance, effective as of the same date. Compensation for the year ended December 31, 2023 includes equity awards of stock options and restricted stock. Compensation for the year ended December 31, 2022 includes equity awards of stock options and restricted stock.
(5)	Mr. Ernst has served as the Executive Vice President and the Chief Executive Officer of XpresTest Inc. since January 9, 2022. Compensation for the year ended December 31, 2023 includes equity awards of stock options. Compensation for the year ended December 31, 2022 includes equity awards of stock options.

Narrative Disclosure to Summary Compensation Table

Scott R. Milford

On July 8, 2019, we entered into an employment agreement with Mr. Milford, pursuant to which he agreed to serve as our Chief People Officer for an annual base salary of $280,000 and $300,000, for the year ended July 31, 2020 and the year ending on July 31, 2021, respectively. After July 31, 2021, Mr. Milford continued to be employed by the Company as an ‘at will’ employee, subject to annual review by the Compensation Committee. Mr. Milford was also entitled to a one-time 10% minimum guaranteed bonus for 2019 to be calculated off his base salary as of his July 8, 2019 commencement date as well as to participate in any annual bonus or other incentive compensation program that the Company may adopt from time to time for its executive officers. Mr. Milford was promoted to Chief Operating Officer in December 2020; no changes to his compensation were made at that time in connection with the promotion.

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On March 28, 2022, the Company and Mr. Milford entered into an executive employment agreement (the “Milford Employment Agreement”), effective as of January 19, 2022, the date of Mr. Milford’s assumption of the role of Chief Executive Officer. The Milford Employment Agreement had a term of two years from its effective date of January 19, 2022, and terminated on January 19, 2024. The Milford Employment Agreement entitled Mr. Milford to receive an annual base salary of $425,000. Mr. Milford continues to be employed by the Company as an “at will” employee. He is also eligible to participate in any annual bonus and other incentive compensation program that the Company may adopt from time to time for its executive officers. Prior to January 19, 2024, Mr. Milford was eligible to earn an annual bonus, the target amount of which is up to one hundred percent (100%) of his base salary, based upon the achievement of performance goals and metrics established by the Board at its sole discretion. Any applicable bonus was determined as soon as reasonably practicable after our annual financial statements were finalized and was split 50/50 between cash and a grant of restricted stock units (“RSUs”) with respect to our Common Stock.

Prior to January 19, 2024, in the event the Milford Employment Agreement was terminated for good reason by Mr. Milford, or by the Company without cause and Mr. Milford provided the Company with a release of claims, Mr. Milford was entitled to receive a cash severance payment in the amount of one hundred percent (100%) of his then current base salary and one year of COBRA continuation coverage. In addition, the agreement contained non-solicitation and non-competition provisions that applied during the term of Mr. Milford’s employment and for six months thereafter. As of January 19, 2024, the Milford Employment Agreement is no longer in effect.

Suzanne A. Scrabis

For her service as Chief Financial Officer, pursuant to an offer letter, dated as of June 26, 2023, by and between us and Ms. Scrabis (the “Scrabis Offer Letter”), Ms. Scrabis receives an annual base salary of $300,000, subject to review by the Compensation Committee. Ms. Scrabis is eligible to receive an annual cash bonus with a target of 50% of her base salary, which was not pro-rated for 2023 and half of which amount is guaranteed. For the year ended December 31, 2023, Ms. Scrabis received a cash bonus of $75,000. Ms. Scrabis is additionally eligible to participate in Company’s long-term incentive plan with the potential to receive stock options valued at up to 1.75 times her annual base salary (pro-rated for 2023). Ms. Scrabis received (i) non-qualified stock options to purchase 3,750 shares of Common Stock with an exercise price of $4.60, and (ii) 5,000 RSUs, with each grant made as of July 10, 2023 and vesting in four quarterly installments on the first, second, third and fourth quarters after the grant date.

In the event Ms. Scrabis terminates her employment for good reason, or by the Company without cause (each as defined in the Scrabis Offer Letter) and Ms. Scrabis provides the Company with a release of claims, Ms. Scrabis will be entitled to receive a payment equal to 50% of her then-current base salary, payable in installments over a period of six months.

Omar A. Haynes

For his service as Interim Chief Financial Officer, which terminated on July 10, 2023, upon the appointment of Suzanne A. Scrabis as our Chief Financial Officer, Mr. Haynes received a base salary of $288,750 annually, that was subject to review by the Compensation Committee. He was eligible to receive an annual cash bonus with a target of 50% of his base salary and was eligible to participate in any annual bonus or other incentive compensation program that the Company may adopt from time to time for its executive officers.

Ezra T. Ernst

On January 9, 2022, the Company and Mr. Ernst entered into an executive employment agreement (the “Ernst Employment Agreement”), pursuant to which Mr. Ernst serves as the Chief Executive Officer and a director of XpresTest. The Ernst Employment Agreement has a term of three years from the date of closing of the Company’s acquisition of HyperPointe. Pursuant to the Ernst Employment Agreement, Mr. Ernst is entitled to receive an annual base salary of $375,000. He is also eligible to participate in any annual bonus and other incentive compensation program that the Company may adopt from time to time for its executive officers. Mr. Ernst is eligible to earn an annual bonus, the target amount of which is up to fifty percent (50%) of his base salary, based upon the achievement of performance goals and metrics established by the Board at its sole discretion. Any bonus will be determined as soon as reasonably practicable after the Company’s annual financial statements are finalized and will be split 50/50 between cash and a grant of RSUs with respect to the Company’s Common Stock.

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In the event the Ernst Employment Agreement is terminated for good reason by Mr. Ernst, or by the Company without cause and Mr. Ernst provides the Company with a release of claims, Mr. Ernst shall be entitled to receive a cash severance payment in the amount of one hundred percent (100%) of his then current base salary and one year of COBRA continuation coverage. In addition, the agreement contains non-solicitation and non-competition provisions that apply during the term of Mr. Ernst’s employment and for six months thereafter.

Director Compensation

The following table sets forth the compensation of persons who served as non-employee members of our Board during the fiscal year ended December 31, 2023.

	Fees
	Earned or	Restricted
	Paid in	Stock	Option	All Other
	Cash	Unit Awards	Awards	Compensation	Total
Name	($)	($)	($)	($)	($)
Bruce T. Bernstein(2)(6)	166,250	-	52,200	120,000	338,450
Donald E. Stout(3)	78,750	-	26,100		104,850
Robert Weinstein(4)	105,000	-	26,100		131,100
Michael Lebowitz(5)	78,750	-	26,100		104,850

(1)

Amounts represent the aggregate grant date fair value of the RSUs and option awards granted during the fiscal year computed in accordance with FASB ASC Topic 718. See Notes 2 and 15 to the consolidated financial statements included in the Original Filing for the assumptions made in the valuation of the equity awards.

(2)	As of December 31, 2023, Mr. Bernstein held 42,511 unexercised options.
(3)	As of December 31, 2023, Mr. Stout held 22,670 unexercised options.
(4)	As of December 31, 2023, Mr. Weinstein held 22,579 unexercised options.
(5)	As of December 31, 2023, Mr. Lebowitz held 21,996 unexercised options.
(6)	Consists of $120,000 in cash paid in respect of XpresTest, Inc. board services (as described below).

In January 2023, the Board and the Compensation Committee engaged StreeterWyatt Analytics, an independent third-party compensation analyst, to evaluate and make recommendations regarding the compensation paid to our directors.

Based on its review, the director compensation program remained the same.

•	For the Chairman of the Board: $350,000 per year, consisting of:

o	150,000 in cash; and
o	equity awards having a combined value of $200,000, consisting of (i) a grant of a Non-Qualified Stock Option to purchase such number of shares of Common Stock having a grant date fair value of $120,000 and (ii) a grant of RSUs of such number of shares having a grant date value of $80,000.

•	For the other non-employee Directors: $170,000 per year, consisting of:

o	$70,000 in cash; and
o	equity awards having a combined value of $100,000, consisting of (i) a grant of a Non-Qualified Stock Option to purchase such number of shares of Common Stock having a grant date fair value of $60,000 and (ii) a grant of RSUs of such number of shares having a grant date value of $40,000.

•	The following additional cash payments:

o	$30,000 in cash to the Chairman of the Audit Committee;
o	$20,000 in cash to the Chairman of the Compensation Committee; and
o	$20,000 in cash to each member of the Strategic Affairs Committee.

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We reimburse our directors for reasonable out-of-pocket expenses incurred in connection with attendance and participation in Board and committee meetings (including costs of travel, food and lodging).

In addition, Mr. Bernstein received $120,000 in cash compensation in the year ended December 31, 2023 specifically related to the duties, responsibilities and services of Mr. Bernstein beyond the scope of normal Board member services in connection with his role as a non-employee director of XpresTest, which amount was approved in March 2021 following the Board’s review of an analysis and evaluation from StreeterWyatt Analytics of appropriate director compensation specifically related to such duties. The Board concluded at the time, and continued to conclude, that under the circumstances and in light of the services performed, such compensation represents “ordinary-course compensation” for Mr. Bernstein’s XpresTest board services as a member of the board of directors of XpresTest, and that such compensation therefore would not preclude a determination that Mr. Bernstein would be independent for, among other things, membership of the Audit Committee of the Company under Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Nasdaq listing rules, as such compensation represents fees for such XpresTest board services.

In September 2023, the Board reevaluated the Company’s compensation structure. Based on its review, the Compensation Committee recommended, and the full Board approved, a new director compensation program effective October 1, 2023:

•	For the Chairman of the Board

o	$75,000 in cash

•	For the other non-employee Directors

o	$35,000 in cash

•	The following additional cash payments

o	$10,000 in cash to the Chairman of the Audit Committee;

o	$10,000 in cash to the Chairman of the Compensation Committee; and

o	$20,000 in cash to each member of the Strategic Affairs Committee.

Equity Compensation Plan Information

The following table provides certain aggregate information, as of December 31, 2023 with respect to all of our equity compensation plans then in effect:

No. of securities
remaining
available for
	No. of securities		future issuance
	to be issued upon	Weighted-	under equity
	exercise of	average exercise	compensation
	outstanding	price of	plans (excluding
	options,	outstanding	securities
	warrants and	options, warrants	reflected in
Plan Category	rights	and rights ($)	the first column)
Total equity compensation plans approved by security holders (1)	353,149	$25.75	249,899

(1)

These plans consist solely of the 2020 Plan, as approved by our Board in September 2020 and by our stockholders in October 2020. On October 4, 2022, stockholders approved the amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance under the Plan by 375,000 shares of Common Stock to an aggregate of 625,000 shares. Under the 2020 Equity Incentive Plan (the “2020 Plan”), a maximum of 249,899 shares of Common Stock remained available for issuance as of December 31, 2023.

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Outstanding Equity Awards at 2023 Fiscal Year End

The following table sets forth information regarding grants of stock options and unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2023, to each of our named executive officers.

	Option Awards				Restricted Stock Unit Awards
					Number	Market
		Number			of shares	value
	Number	of securities			of units	of shares
	of securities	underlying			of stock	of units
	underlying	unexercised			that	of stock
	unexercised	options	Option		have not	that
	options	(#) un-	exercise	Option expiration	vested	have not
Name	(#) exercisable	exercisable	price ($)	date	(#)	vested ($)
Scott R. Milford					-	-
2020 Non-Qualified Stock Options from the 2012 Plan	2,916	-	30.60	April 20, 2030
2020 Incentive Stock Options from the 2012 Plan	1,605	-	100.20	September 6, 2030
2020 Non-Qualified Stock Options from the 2020 Plan	3,210	1,605	100.20	October 28, 2030
2021 Non-Qualified Stock Options from the 2020 Plan	9,510	9,511	32.20	January 21, 2031
2022 Non-Qualified Stock Options from the 2020 Plan	1,250	3,750	28.60	April 20, 2032
2023 Non-Qualified Stock Options from the 2020 Plan	20,625	1,875	8.00	January 5, 2033

Omar A. Haynes					-	-
2020 Non-Qualified Stock Options from the 2012 Plan	1,666	-	30.60	April 20, 2030
2021 Non-Qualified Stock Options from the 2020 Plan	2,717	-	32.20	April 19, 2024
2022 Non-Qualified Stock Options from the 2020 Plan	1,250	-	28.60	April 19, 2024
2023 Non-Qualified Stock Options from the 2020 Plan	5,000	-	8.00	April 19, 2024

Ezra T. Ernst					-	-
Inducement Plan	16,666	33,334	32.80	January 14, 2032
2023 Non-Qualified Stock Options from the 2020 Plan	3,750	1,250	8.00	January 5, 2033

Suzanne A. Scrabis					2,500	$4.56
2023 Non-Qualified Stock Options from the 2020 Plan	937	2,813	4.60	July 10, 2033

(1)	Un-exercisable options vest in equal annual increments over each of the remaining anniversaries of the date of grant.

Pension Benefits

We do not have any qualified or nonqualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plans.

Potential Payments upon Termination or Change-In-Control

The following summarizes the payments and potential payments to each of our named executive officers as of December 31, 2023 upon termination or change-in-control. The discussion assumes that such event occurred on December 31, 2023, the last business day of our fiscal year, at which time the closing price of our Common Stock as listed on Nasdaq was $1.74 per share. For a further discussion of these provisions see the “Narrative Disclosure to Summary Compensation Table” above.

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Scott R. Milford

As of January 19, 2024, Mr. Milford is not entitled to any payments upon termination or change-in-control.

Prior to January 19, 2024, in the event Mr. Milford’s employment agreement was terminated for good reason by Mr. Milford, or by the Company without cause and Mr. Milford provided the Company with a release of claims, Mr. Milford was entitled to receive a cash severance payment in the amount of one hundred percent (100%) of his then current base salary and one year of COBRA continuation coverage.

Ezra T. Ernst

In the event Mr. Ernst’s employment agreement is terminated for good reason by Mr. Ernst, or by the Company without cause and Mr. Ernst provides the Company with a release of claims, Mr. Ernst shall be entitled to receive a cash severance payment in the amount of one hundred percent (100%) of his then current base salary and one year of COBRA continuation coverage.

Suzanne A. Scrabis

In the event Ms. Scrabis terminates her employment for good reason, or in the event the Company terminates Ms. Scrabis’ employment without cause and Ms. Scrabis provides the Company with a release of claims, then Ms. Scrabis will be entitled to receive a payment equal to 50% of her then-current base salary, payable in installments over a period of six months.

Omar A. Haynes

Mr. Haynes is not entitled to any payments upon termination or change-in-control.

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Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our company. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the fiscal years shown. Our named executive officers for the year ended December 31, 2023, were Scott R. Milford, Suzanne A. Scrabis, Omar A. Haynes and Ezra T. Ernst.

(a)	(b)	(c)	(d)	(e)	(f)	(h)
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($) (1)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return ($)	Net Income (Loss) ($) (thousands)
2023	$516,529	$(176,056)	$318,280	$(319,681)	$7.31	$(28,029)
2022	$1,246,956	$59,375	$567,861	$669,260	$30.25	$(32,629)

(1) Amounts represent compensation actually paid to our principal executive officer (“PEO”) and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described in this section), which includes the individuals indicated above for each year:

Relationship Between Financial Performance Measures

The graphs below compare the compensation actually paid to our PEO(s) and the average of the compensation actually paid to our remaining Non-PEO NEOs, with (i) our cumulative total shareholder return (“TSR”), and (ii) our net income, in each case, for the fiscal years ended December 31, 2023 and 2022. The TSR amounts reported in the graph assume an initial fixed investment of $100.

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33

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Common Stock as of [●], 2024, for (a) each stockholder known by us to beneficially own 5% or more of any class of our voting securities, (b) each of our named executive officers included in this Proxy Statement, (c) each of our directors and (d) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of Common Stock that may be acquired by an individual or group within 60 days of [●], 2024, pursuant to the exercise of options or warrants or the vesting of RSUs, as applicable, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but not for the purpose of computing the percentage ownership of any other person shown in the table.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on [●] shares of Common Stock issued and outstanding as of [●], 2024.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned
Directors and named executive officers:
Scott R. Milford(2)	60,660	*
Suzanne A. Scrabis(3)	18,750	*
Ezra T. Ernst(4)	49,463	*
Bruce T. Bernstein(5)	81,467	[●]	%
Gaëlle Wizenberg	299	*
Robert Weinstein(6)	30,403	*
Michael Lebowitz(7)	34,970	*
Omar A. Haynes(8)	5,466	*
All current directors and executive officers as a group (8 individuals)(9):	281,478	[●]	%
5% percent or more beneficial owners:
XWEL INV I, LLC(10) 400 Park Avenue, 4th Floor New York, New York 10022	515,090	9.8%
CPC Pain & Wellness SPV, LLC(11) 301 Edgewater Place, Suite 100 Wakefield, Massachusetts 01880	394,200	7.4%

*	Less than 1%

(1)	Unless otherwise indicated in the footnote below, the business address of the individuals in the table above is c/o XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001.

(2)	The number of shares of Common Stock beneficially owned includes 2,058 shares of Common Stock and options to purchase 58,602 shares of Common Stock, which are exercisable within 60 days of [●], 2024.

(3)	The number of shares of Common Stock beneficially owned includes 5,000 RSUs and options to purchase 13,750 shares of Common Stock, which are exercisable within 60 days of [●], 2024.

(4)	The number of shares of Common Stock beneficially owned includes 1,130 shares of Common Stock and options to purchase 48,333 shares of Common Stock, which are exercisable within 60 days of [●], 2024.

(5)	The number of shares of Common Stock beneficially owned includes 38,956 shares of Common Stock and options to purchase 42,511 shares of Common Stock, which are exercisable within 60 days of [●], 2024.

(6)	The number of shares of Common Stock beneficially owned includes 7,824 shares of Common Stock and options to purchase 22,579 shares of Common Stock, which are exercisable within 60 days of [●], 2024.

(7)	The number of shares of Common Stock beneficially owned includes 12,974 vested shares of Common Stock and options to purchase 21,996 shares of Common Stock, which are exercisable within 60 days of [●], 2024.

(8)	The number of shares of Common Stock beneficially owned includes 5,466 RSUs.

(9)	See footnotes (2) through (8).
(10)	Based solely on information contained in a Schedule 13G filed on August 9, 2024 by XWEL INV I, LLC.

(11)	Based solely on information contained in a Schedule 13D/A filed on August 13, 2024 by CPC Pain & Wellness SPV, LLC.

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REPORT OF AUDIT COMMITTEE

The Audit Committee, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Capital Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This Committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.xwell.com/corporate-governance. This Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2023, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management and Marcum, our independent registered public accounting firm;
•	Discussed with Marcum the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
•	Received written disclosures and the letter from Marcum LLP regarding its independence as required by applicable requirements of the PCAOB regarding Marcum communications with the Audit Committee, and the Audit Committee further discussed with Marcum their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Marcum LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our 2023 Annual Report, for filing with the SEC.

Members of the Audit Committee

Robert Weinstein (Chairman)
Bruce T. Bernstein
Gaëlle Wizenberg

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transactions Approval Policy

All related party transactions must be reviewed and approved by our Audit Committee.

Although we do not have a formal policy with regard to approving related party transactions, our Board may consider the following factors when deciding whether to approve a related party transaction: the nature of the related party’s interest in the transaction; the material terms of the transaction, including, but not limited to, the amount and type of the transaction; the importance of the transaction to the related party; whether the transaction would impair the judgment of a director or executive officer to act in our best interests; and any other matters deemed appropriate by our Board.

Transactions with Related Persons

Since the beginning of the last fiscal year, there has not been any transaction, nor is there any currently proposed transaction, or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds the lower of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any director, executive officer, holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

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OTHER MATTERS

Stockholders may also consider and act upon such other matters as may properly come before the Annual Meeting. The Board knows of no other business which will be presented at the Annual Meeting and is not aware of any such other matters that may properly come before the Annual Meeting at the present time. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed Proxy Card or voting instruction form will vote the shares they represent in accordance with their best judgment and in the manner they believe to be in the best interest of the Company to the extent permitted by Rule 14a-4(c) of the Exchange Act.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also find our SEC filings in the “SEC Filings” section of the “Investors” section of our website at www.xwell.com.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If two or more stockholders share an address, we may send a single copy of the 2023 Annual Report, this Proxy Statement, the Notice of Internet Availability of Proxy Materials or other proxy materials, as applicable, to the shared address, unless we have received contrary instructions from one or more of such stockholders sharing the address. Additionally, we will promptly send a separate copy of the 2023 Annual Report, this Proxy Statement, or Notice of Internet Availability of Proxy Materials, as applicable, upon oral or written request by any stockholder at a shared address to which a single copy of the documents was delivered. Such requests should be submitted to XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, Attention: Corporate Secretary; telephone number (212) 750-9595 or by contacting our proxy solicitor, Alliance, by calling 1-888-490-5110. If any stockholders sharing an address receive multiple copies of the 2023 Annual Report, this Proxy Statement, the Notice of Internet Availability of Proxy Materials or other proxy materials, such stockholders may make such request to our Corporate Secretary at the same address or telephone number described above.

STOCKHOLDER COMMUNICATIONS

Stockholders and other interested parties who desire to communicate directly with our independent, non-management directors should submit communications in writing addressed to XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, Attention: Corporate Secretary. The Corporate Secretary will, as appropriate, forward communications to the Board or to any individual director, directors, or committee to whom the communication is directed.

LEGAL PROCEEDINGS

On July 19, 2024, CPC SPV filed a complaint in the Chancery Court against the Company and the Board seeking, among other things, declaratory relief that the Purported CPC SPV Nominees can stand for election at the Annual Meeting. Subsequently, CPC SPV decided to withdraw its threatened proxy fight and related lawsuit against the Company in connection with the Annual Meeting. On August 9, 2024, CPC SPV determined to release the scheduled trial dates, irrevocably withdraw the Purported Nomination Notice and the consents of the Purported CPC SPV Nominees to be so nominated by CPC SPV and dismiss the action.

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS AT THE 2025 ANNUAL MEETING

A stockholder who intends to submit a proposal at the 2025 Annual Meeting to be included in the Company’s proxy statement and form of proxy for the 2025 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act must submit the proposal no later than [●] in writing to our corporate offices as follows, XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, attention Cara Soffer, General Counsel. Such proposal must comply with Rule 14a-8 under the Exchange Act.

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In accordance with our Bylaws, a stockholder who intends to submit a proposal at the 2025 Annual Meeting outside of the process of Rule 14a-8 and not to be included in the Company’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder proposals, including providing proper notice of the proposal in writing. In addition, a stockholder who intends to nominate a director for election to the Board at the 2025 Annual Meeting must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder proposals, including providing proper notice of the nomination in writing. Stockholder nominations for director and other proposals that are not to be included in the Company’s proxy statement must be received by our Corporate Secretary in writing at our corporate offices, as listed above, no earlier than [●], and no later than [●]. Any such stockholder proposals or nominations for director must satisfy the requirements set forth in our Bylaws. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, any shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [●].

38

ANNEX A

XWELL, INC.

and

EQUINITI TRUST COMPANY, LLC

as Rights Agent

Tax Benefits Preservation Plan

Dated as of August 16, 2024

39

TAX BENEFITS PRESERVATION PLAN

Tax Benefits Preservation Plan, dated as of August 16, 2024 (this “Plan”), between XWELL, Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the “Rights Agent”).

RECITALS

WHEREAS, on August 15, 2024, the Board of Directors (the “Board”) of the Company adopted this Plan and, in connection therewith, authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock (as defined in Section 1.6) of the Company outstanding at the close of business on August 26, 2024 (the “Record Date”) and authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date and the Expiration Date (as such terms are defined in Sections 3.1 and 7.1), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation of Series A Junior Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth, provided, however, that Rights may be issued with respect to Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 21;

WHEREAS, the Company has significant net operating loss carryforwards (collectively, the “Tax Attributes”) that could be materially diminished or lost in the event of an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Company views its Tax Attributes as a valuable asset of the Company, which are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Attributes on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.      Certain Definitions. For purposes of this Plan, the following terms have the meanings indicated:

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1.1.            “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, from and after the date of this Plan shall be the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, but shall not include (i) any Exempt Person, (ii) any Person who or which becomes the Beneficial Owner of 4.99% or more of the Common Stock solely as a result of equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof, unless and until such time, in the case of this clause (ii), as such Person or one or more of its Affiliates or Associates thereafter acquires Beneficial Ownership of one additional share of Common Stock (other than Common Stock acquired as described in clause (ii) or pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or reclassification of the outstanding Common Stock) or (iii) any Existing Holder, unless and until such time as such Existing Holder shall become the Beneficial Owner of (A) one or more additional shares of Common Stock (excluding any shares of Common Stock acquired after the first public announcement of the adoption of this Plan in the manner described in the immediately preceding clause (ii) or pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or reclassification of the outstanding Common Stock) or (B) less than 4.99% of the Common Stock then outstanding (after which time, if such Person shall be the Beneficial Owner of 4.99% or more of the Common Stock then outstanding (other than by virtue of acquiring Beneficial Ownership of any shares of Common Stock in the manner described in the immediately preceding clause (ii) or pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or reclassification of the outstanding Common Stock), such Person shall be or become deemed an “Acquiring Person”). Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.99% or more of the Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.99% or more of the Common Stock then outstanding solely by reason of share acquisitions by the Company and shall, after such share acquisitions by the Company, become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional Common Stock, such Person does not Beneficially Own 4.99% or more of the Common Stock then outstanding.

1.1.1.            Notwithstanding the foregoing, if (i) the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of Section 1.1, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), and (ii) such Person divests as promptly as practicable (as determined in good faith by the Board) a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of Section 1.1, then such Person shall not be deemed to be or have become an “Acquiring Person.”

1.1.2.            For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations promulgated thereunder and/or the last sentence of Rule 13d-3(d)(1)(i) under the Exchange Act.

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1.2.            “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Plan, and, to the extent not included within the foregoing clause of this Section 1.2, shall also include, with respect to any Person, any other Person (other than an Exempt Person or an Existing Holder) whose Common Stock would be deemed constructively owned by such first Person, owned by a “single entity” with respect to such first Person as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations promulgated thereunder.

1.3.            A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of any securities:

1.3.1.            which such Person or any of such Person’s Affiliates or Associates directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (A) voting power which includes the power to vote, or to direct the voting of, such security (except that a Person shall not be deemed to be the Beneficial Owner of any security under this clause (A) if such voting power arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A), and/or (B) investment power which includes the power to dispose, or to direct the disposition of such security;

1.3.2.            which such Person or any of such Person’s Affiliates or Associates directly or indirectly, has the Right to Acquire; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, (w) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (x) securities which such Person has a Right to Acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person (except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations under Section 382 of the Code), or (y) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3.1 or Section 21 (“Original Rights”) or pursuant to Section 11.9 or Section 11.15 with respect to an adjustment to Original Rights;

1.3.3.            which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with whom such Person or any of such Person’s Affiliates or Associates, has an agreement, arrangement or understanding to act together for the purpose of acquiring, holding, voting or disposing of any securities of the Company, provided that the foregoing shall apply only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations under Section 382 of the Code (except that a Person shall not be deemed to be the Beneficial Owner of any security under this Section 1.3.3 if such voting power arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A);

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1.3.4.            of which such Person would otherwise be deemed to be the beneficial owner pursuant to Rule 13d-3 under the Exchange Act; or

1.3.5.            which such Person would be deemed to actually or constructively own for purposes of Section 382 of the Code, or any successor provision or replacement provision.

No Person shall be deemed to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities which such Person or any of such Person’s Affiliates or Associates would otherwise be deemed to “Beneficially Own” pursuant to this Section 1.3 (x) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Affiliates or Associates) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement, or such tender, voting or support agreement, (y) solely as a result of the Right to Acquire such securities unless the acquisition or transfer of such Right to Acquire would be deemed, on the date of such acquisition or transfer, to constitute the exercise of such Right to Acquire for the purposes of Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382 of the Code, or (z) solely as a result of any agreement, arrangement, understanding or relationship unless the effect thereof is to treat such Person, or any of such Person’s Affiliates or Associates, as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations promulgated under Section 382 of the Code.

No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1.3), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

1.4.            “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

1.5.            “close of business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.

1.6.            “Common Stock” shall mean the common stock, par value $0.01 per share, of the Company.

1.7.            “Exempt Person” shall mean (i) the Company, any Subsidiary of the Company, in each case including, without limitation, the officers and board of directors thereof acting in their fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, (ii) any Person deemed to be an “Exempt Person” in accordance with Section 27 for so long as such Person complies with any limitations or conditions required by the Board in making such determination, (iii) any other Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of shares in excess of 4.99% of the then-outstanding Common Stock will not, as determined by the Board in its sole discretion, jeopardize or endanger the value or availability to the Company of the Tax Attributes or as otherwise determined by the Board, in its sole discretion, and (iv) any other Person if the Board has determined in good faith that such Person shall be an “Exempt Person”; provided, however, that any Person deemed to be an “Exempt Person” pursuant to clauses (ii) or (iii) will cease to be an “Exempt Person” if the Board thereafter makes a determination that such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person) would, notwithstanding its prior determination to the contrary, jeopardize or endanger the value or availability to the Company of the Tax Attributes or the Board otherwise determines it is not in the best interests of the Company that such Person be an “Exempt Person.”

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1.8.            “Existing Holder” shall mean any Person (together with all Affiliates and Associates of such Person) who, immediately prior to the first public announcement of the adoption of this Plan, is the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, together with any Affiliates and Associates of such Person. Any Existing Holder who (together with all Affiliates and Associates of such Existing Holder), after the first public announcement of the adoption of this Plan becomes the Beneficial Owner of less than 4.99% of the Common Stock then outstanding shall cease to be an Existing Holder and shall be subject to all the provisions of this Plan in the same manner as any Person who is not and was not an Existing Holder.

1.9.            “Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.

1.10.            “Right to Acquire” shall mean a legal, equitable or contractual right to acquire any securities (whether directly or indirectly and whether exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise), pursuant to any agreement, arrangement or understanding, whether or not in writing (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act of 1933, as amended (the “Securities Act”)), or upon the exercise of any option, warrant or right, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

1.11.            “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

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1.12.            “Subsidiary” of any Person shall mean any partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, of record or beneficially, directly or indirectly, by such Person.

1.13.            A “Trigger Event” shall be deemed to have occurred upon any Person becoming an Acquiring Person.

1.14.            The following terms shall have the meanings defined for such terms in the Sections set forth below:

Term	Section
Adjustment Shares	11.1.2
Blue Sky	9
Board	Recitals
Book Entry Shares	3.1
Code	Recitals
common stock equivalent	11.1.3
Company	Preamble
current per share market price	11.4.1
Current Value	11.1.3
Distribution Date	3.1
equivalent preferred stock	11.2
Exchange Act	1.2
Exchange Consideration	26.1
Exemption Request	27
Expiration Date	7.1
Final Expiration Date	7.1
Original Rights	1.3.2
Plan	Preamble
Preferred Stock	Recitals
Purchase Price	4
Record Date	Recitals
Redemption Date	7.1
Redemption Period; Redemption Price	22.1
Requesting Person	27
Right	Recitals
Right Certificate	3.1
Rights Agent	Preamble
Securities Act	1.10
Security	11.4.1
Spread	11.1.3
Substitution Period	11.1.3
Tax Attributes Trading Day	Recitals 11.4.1
Trust	26.1
Trust Agreement	26.1

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Section 2.      Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable upon ten (10) calendar days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agent shall be as the Company shall reasonably determine, provided that such duties and determination are consistent with the terms and provisions of this Plan and that contemporaneously with such appointment, if any, the Company shall notify the Rights Agent in writing thereof.

Section 3.      Issuance of Right Certificates.

3.1.            Rights Evidenced by Stock Certificates. Until the earlier of (i) the tenth (10th) Business Day after the Stock Acquisition Date or (ii) the tenth (10th) Business Day after the date of the commencement of, or first public announcement of, the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates for Common Stock registered in the names of the holders thereof or, in the case of uncertificated shares of Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry (which certificates for Common Stock and Book Entry Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Stock. The preceding sentence notwithstanding, prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii). Nothing herein shall permit such a postponement of a Distribution Date after a Person becomes an Acquiring Person, except as a result of the operation of Section 1.1.1. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company (or, if requested, the Rights Agent at the expense of the Company and upon receipt of all relevant information) will send, by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

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3.2.            Registered Holders; Transfer. With respect to certificates for Common Stock and Book Entry Shares outstanding as of the close of business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof or Book Entry Shares, as applicable, and the registered holders of the Common Stock shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier Expiration Date), the surrender for transfer of any certificate for Common Stock or Book Entry Shares outstanding at the close of business on the Record Date shall also constitute the transfer of the Rights associated with the Common Stock represented thereby and the Book Entry Shares, as applicable.

3.3.            New Certificates and Uncertificated Shares After Record Date. Certificates for Common Stock which become outstanding after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date, shall have impressed, printed, stamped, written or otherwise affixed onto them the following legend:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Tax Benefits Preservation Plan between XWELL, Inc. (the “Company”) and Equiniti Trust Company, LLC, as Rights Agent, dated as of August 16, 2024, as the same may be amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. As described in the Plan, Rights which are owned by, transferred to or have been owned by Acquiring Persons or Associates or Affiliates thereof (each, as defined in the Plan) and their transferees shall become null and void and will no longer be transferable.

With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the Distribution Date (or the earlier Expiration Date), the Rights associated with the Common Stock represented by such certificates and such Book Entry Shares shall be evidenced by such certificates and the Book Entry Shares alone, and the surrender for transfer of any such certificates or Book Entry Shares, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

Notwithstanding this Section 3.3, neither the omission of the legend, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.

Section 4.      Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares, certification and assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates, whenever issued, shall be dated as of the Record Date, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price per one one-thousandth of a share of Preferred Stock set forth therein (the “Purchase Price”), but the number of such one one-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.

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Section 5.      Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and shall be attested by the Secretary or any Assistant Secretary of the Company or by such other officers as the Board may designate, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such person was not such an officer.

Following the Distribution Date, and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in this Plan, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.

Section 6.      Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 11.1.2 and Section 13, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 26) may be transferred, split up or combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up or combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly completed, the Right Certificate or Right Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose accompanied by a signature guarantee (“Signature Guarantee”) from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association, and any other reasonable evidence of authority that may be reasonably required by the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up or combination or exchange of such Right Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Plan that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.

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Subject to the provisions of Section 11.1.2, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7.      Exercise of Rights; Purchase Price; Expiration Date of Rights.

7.1.            Exercise of Rights. Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose accompanied by a Signature Guarantee, and any other reasonable evidence of authority that may be reasonably required by the Rights Agent, together with payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the “Expiration Date”) that is the earliest of (i) the close of business on August 16, 2027 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 22 (the “Redemption Date”), (iii) the time at which the Rights are exchanged as provided in Section 26, (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in the penultimate paragraph of Section 1.3, (v) the close of business on the effective date of the repeal of Section 382 of the Code if the Board determines that this Plan is no longer necessary or desirable for the preservation of the Tax Attributes and (vi) the close of business on the first day of a taxable year of the Company following a Board determination that no Tax Attributes may be carried forward or otherwise utilized.

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7.2.            Purchase. The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $7.50, shall be subject to adjustment from time to time as provided in Sections 11 and 25 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.

7.3.            Payment Procedures. Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification duly executed, accompanied by payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9, in cash or by certified or cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depository agent, requisition from the depositary agent depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 13 or otherwise in accordance with Section 11.1.3, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

7.4.            Partial Exercise. In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 13.

7.5.            Full Information Concerning Ownership. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been duly completed and executed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

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Section 8.      Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request and expense of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.      Reservation and Availability of Capital Stock. The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued Preferred Stock (and, following the occurrence of a Trigger Event, out of its authorized and unissued Common Stock, other securities, other asset(s) or out of its shares held in its treasury) the number of shares of Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock, other securities and/or other asset(s)) that will be sufficient to permit the exercise in full of all outstanding Rights.

So long as the Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on any national securities exchange or traded in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange or market upon official notice of issuance upon such exercise.

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of Preferred Stock upon the exercise of Rights, to register and qualify such Preferred Stock under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed one hundred twenty (120) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective. The Company shall promptly notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9 and give the Rights Agent a copy of such announcement.

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The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates for the Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the registered holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax is due.

Section 10.      Preferred Stock Record Date. Each person in whose name any certificate for Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.      Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

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11.1.            Post-Execution Events.

11.1.1.            Corporate Dividends, Reclassifications, Etc. In the event the Company shall, at any time after the date of this Plan, (A) declare and pay a dividend on the Preferred Stock payable in Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11.1.1 and Section 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.

11.1.2.            Acquiring Person Events; Triggering Events. Subject to Section 26, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event upon expiration of the Redemption Period, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then-current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Plan and in lieu of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the then-current number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11.4) on the first of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (the “Adjustment Shares”); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding the foregoing, upon the occurrence of a Trigger Event, any Rights that are or were acquired or Beneficially Owned by (1) any Acquiring Person or any Associate or Affiliate thereof, (2) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become void without any further action, and any holder (whether or not such holder is an Acquiring Person or an Associate or Affiliate of an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Plan or otherwise. From and after the Trigger Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.

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The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to any Acquiring Person or its Affiliates, Associates or transferees hereunder.

11.1.3.            Insufficient Shares. The Company may at its option substitute for Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock. In the event that upon the occurrence of a Trigger Event there shall not be sufficient Common Stock authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company may take all such action as necessary to authorize additional Common Stock for issuance upon exercise of the Rights, provided, however, if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Preferred Stock, (4) other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value as the Common Stock) (each such share of preferred stock or fractions of shares of preferred stock constituting a “common stock equivalent”), (5) debt securities of the Company, (6) other asset(s) or (7) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the occurrence of a Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Stock (to the extent available) and then, if necessary, such number or fractions of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is likely that sufficient additional Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended and re-extended to the extent necessary, but not more than ninety (90) days following the occurrence of a Trigger Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period as may be extended, the “Substitution Period”). To the extent that the Company determines that some actions need to be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11.1.3, the value of a share of Common Stock shall be the current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11.1.3.

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11.2.            Dilutive Rights Offering. In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same rights, privileges and preferences as the Preferred Stock (“equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Preferred Stock or equivalent preferred stock) less than the current per share market price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and shares of equivalent preferred stock outstanding on such record date plus the number of shares of Preferred Stock and shares of equivalent preferred stock which the aggregate offering price of the total number of shares of Preferred Stock and/or shares of equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which shall be the number of shares of Preferred Stock and shares of equivalent preferred stock outstanding on such record date plus the number of additional Preferred Stock and/or shares of equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Stock and shares of equivalent preferred stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and, in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

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11.3.            Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or a dividend payable in Preferred Stock (which dividend, for purposes of this Plan, shall be subject to the provisions of Section 11.1.1(A))) or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock and the denominator of which shall be such current per share market price of the Preferred Stock (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

11.4.            Current Per Share Market Value.

11.4.1.            General. For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, in the event that the current per share market price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current per share market price” shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported thereby or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, “current per share market price” shall mean the fair value per share as determined in good faith by the Board or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

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11.4.2.            Preferred Stock. Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the “current per share market price” of the Preferred Stock shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the current per share market price of the Preferred Stock cannot be determined in the manner described in Section 11.4.1, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Plan) multiplied by the current per share market price of the Common Stock (as determined pursuant to Section 11.4.1). If neither the Common Stock nor the Preferred Stock are publicly held or so listed or traded, or if on any such date neither the Common Stock nor the Preferred Stock are so quoted and no such market maker is making a market in either the Common Stock or the Preferred Stock, “current per share market price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For purposes of this Plan, the “current per share market price” of one one-thousandth of a share of Preferred Stock shall be equal to the “current per share market price” of one share of Preferred Stock divided by 1,000.

11.5.            Insignificant Changes. No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-thousandth of a share of Preferred Stock or the nearest one-thousandth of a share of Common Stock or other share or security, as the case may be.

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11.6.            Shares Other Than Preferred Stock. If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10 and 13 with respect to the Preferred Stock shall apply on like terms to any such other shares.

11.7.            Rights Issued Prior to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

11.8.            Effect of Adjustments. Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one one-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

11.9.            Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 13, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

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11.10.            Right Certificates Unchanged. Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

11.11.            Par Value Limitations. Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then-current par value, if any, of the Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Stock or other such shares at such adjusted Purchase Price.

11.12.            Deferred Issuance. In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

11.13.            Reduction in Purchase Price. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any of the Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in Preferred Stock or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

11.14.            Company Not to Diminish Benefits of Rights. The Company covenants and agrees that after the earlier of the Stock Acquisition Date or Distribution Date it will not, except as permitted by Section 22, Section 25 or Section 26, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

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11.15.            Adjustment of Rights Associated with Common Stock. Notwithstanding anything contained in this Plan to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock payable in shares of Common Stock, (ii) effect a subdivision or consolidation of the outstanding Common Stock (by reclassification or otherwise than by the payment of dividends payable in shares of Common Stock), or (iii) combine the outstanding Common Stock into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 21 shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12.      Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief, reasonably detailed statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 24. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not have any duty or liability with respect thereto and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13.      Fractional Rights and Fractional Shares.

13.1.            Cash in Lieu of Fractional Rights. The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11.15). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 13.1, the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

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13.2.            Cash in Lieu of Fractional Shares of Preferred Stock. The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Interests in fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current per share market price of one share of Preferred Stock (as determined in accordance with Section 13.1) for the Trading Day immediately prior to the date of such exercise or exchange.

13.3.            Cash in Lieu of Fractional Shares of Common Stock. The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 13.1) for the Trading Day immediately prior to the date of such exercise or exchange.

13.4.            Waiver of Right to Receive Fractional Rights or Shares. The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 13.

13.5.            Reliance by Rights Agent. Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Plan, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Plan relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

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Section 14.      Rights of Action. All rights of action in respect of this Plan, except the rights of action given to the Rights Agent under this Plan, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce this Plan, and may institute and maintain any suit, action or proceeding against the Company to enforce this Plan, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan by the Company and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations by the Company of its obligations under this Plan.

Section 15.      Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)            prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

(b)            as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose accompanied by a Signature Guarantee and any other reasonable evidence of authority that may be reasonably required by the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer with all required certifications completed; and

(c)            the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

Section 16.      Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 23), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

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Section 17.      Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a mutually agreed upon fee schedule and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also covenants and agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered, or omitted to be taken by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Plan, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder. The provisions under this Section 17 and Section 19 below shall survive the expiration of the Rights and the termination of this Plan and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Plan in reliance upon any Right Certificate or certificate for the Preferred Stock or the Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 18.      Merger or Consolidation or Change of Name of Rights Agent. Any corporation, limited liability company or other entity into which the Rights Agent or any successor Rights Agent may be merged, converted or with which it may be consolidated, or any corporation, limited liability company or other entity resulting from any merger, conversion or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or limited liability company succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation, limited liability company or other entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 20. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

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In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

Section 19.      Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following express terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

19.1.            Legal Counsel. The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in the absence of bad faith and in accordance with such opinion.

19.2.            Certificates as to Facts or Matters. Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.

19.3.            Standard of Care. The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Notwithstanding anything in this Plan to the contrary, any liability of the Rights Agent under this Plan will be limited to the amount of annual fees (not including reimbursed expenses and charges) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought. Anything to the contrary notwithstanding, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages, and regardless of the form of action.

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19.4.            Reliance on Agreement and Right Certificates. The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

19.5.            No Responsibility as to Certain Matters. The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 22 or 26 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Stock or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

19.6.            Further Assurance by Company. The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

19.7.            Authorized Company Officers. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chief Executive Officer, the Chief Financial Officer, the President, the Chief Operating Officer, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Plan, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Plan and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable to the Company for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three (3) Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking of any such action (or the effective date in the case of omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

19.8.            Freedom to Trade in Company Securities. The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or obtain a pecuniary interest in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

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19.9.            Reliance on Attorneys and Agents. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, omission, default, neglect or misconduct absent gross negligence or bad faith in the selection and continued employment thereof (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

19.10.            Incomplete Certificate. If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however that Rights Agent shall not be liable for any delays arising from the duties under this Section 19.10.

19.11.            Rights Holders List. At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.

19.12.            No Risk of Own Funds. No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise any of its rights or powers if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

19.13.            No Interest. The Rights Agent shall have no responsibility to the Company, any holders of Rights, any holders of shares of Common Stock or any other Person for interest or earnings on any moneys held by the Rights Agent pursuant to this Plan.

19.14.            No Notice. The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Plan to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 24 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.

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19.15.            Miscellaneous.

19.15.1.            In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to Company, the holder of any Rights Certificate or Book-Entry Shares or any other Person for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of Rights Agent.

19.15.2.            The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Plan, including without limitation obligations under applicable regulation or law.

19.15.3.            The Rights Agent shall act hereunder solely as agent for the Company. The Rights Agent shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the Rights or Common Stock.

19.15.4.            The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any related law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.

19.15.5.            The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

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Section 20.      Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon thirty (30) days’ notice in writing mailed to the Company and (of then known to the Rights Agent) to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, by registered or certified mail. Following the Distribution Date, the Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be an unnatural Person organized and doing business under the laws of the United States, in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose, but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and/or Preferred Stock, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 21.      Issuance of New Right Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

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Section 22.      Redemption.

22.1.            Right to Redeem. At any time prior to the earlier of (i) the tenth (10th) Business Day after the Stock Acquisition Date and (ii) the Final Expiration Date (the earlier of (i) and (ii) being herein referred to as the “Redemption Period”), the Board may, at its option, redeem all, but not less than all, of the then-outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in Common Stock (based on the “current per share market price,” determined pursuant to Section 11.4, of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish.

22.2.            Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give, notice of such redemption to the holders of the then-outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 22 or in Section 26, and other than in connection with the purchase, acquisition or redemption of Common Stock prior to the Distribution Date.

Section 23.      Notice of Certain Events. In case the Company shall propose at any time after the earlier of the Stock Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividends, or a stock dividend on, or a subdivision, combination or reclassification of the Common Stock), or (b) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding Preferred Stock), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type excluded from the definition of “Beneficial Ownership” in Section 1.3), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 24, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Stock and/or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Stock and/or Common Stock, whichever shall be the earlier.

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In case any event set forth in Section 11.1.2 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 24, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2, and (ii) all references in this Section 23 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 24.      Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

XWELL, Inc.

254 West 31st Street, 11th Floor

New York, NY 10001

Attn: Corporate Secretary

Subject to the provisions of Section 20 and Section 23, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, or overnight courier delivery addressed (until another address is filed in writing with the Company) as follows:

Equiniti Trust Company, LLC

48 Wall Street, 23rd Floor

New York, NY 10005

Attn: Relationship Management

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company; provided that prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Plan and no other notice need be given.

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Section 25.      Supplements and Amendments. For so long as the Rights are then redeemable, the Company, subject to the terms of this Section 25, may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of Rights or Common Stock. From and after the time that the Rights are no longer redeemable, the Company may, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Plan without the approval of any holders of Rights (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (ii) to make any other changes or provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, including but not limited to extending the Final Expiration Date; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable as to an Acquiring Person or an Affiliate or Associate of an Acquiring Person other than in accordance with this sentence; provided further, that the right of the Board to extend the Distribution Date shall not require any amendment or supplement hereunder. Upon the delivery of a certificate from the Company’s Chief Executive Officer, Chief Financial Officer, treasurer, assistant treasurer, secretary or assistant secretary which states that the proposed supplement or amendment is in compliance with the terms of this Section 25, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything in this Plan to the contrary, the Rights Agent shall not be required to execute any supplement or amendment to this Plan that it has determined would adversely affect its own rights, duties, obligations or immunities under this Plan. No supplement or amendment to this Plan shall be effective unless duly executed by the Rights Agent.

Section 26.      Exchange.

26.1.            Exchange of Common Stock for Rights. At any time after the occurrence of a Trigger Event, the Board may, at its option, exchange Common Stock for all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Consideration”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 26, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange (or any portion thereof that have not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares of Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock, and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

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26.2.            Exchange Procedures. Immediately upon the action of the Board ordering the exchange for any Rights pursuant to Section 26.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.

26.3.            Insufficient Shares. In the event that there shall not be sufficient Common Stock issued but not outstanding, authorized but unissued, or held by the Company as treasury shares, to permit an exchange of Rights for Common Stock, as contemplated in accordance with this Section 26, the Company may take all such action as necessary to authorize additional Common Stock for issuance upon exchange of the Rights; provided, however, if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights are to be exchanged, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, may, at its option, make adequate provision to ensure and provide that each Right shall thereafter constitute the right to receive (1) cash, (2) a number of shares of Preferred Stock or fraction thereof (or equivalent preferred stock, as such term is defined in Section 11.2) such that the current per share market price (determined pursuant to Section 11.4) of one share of Preferred Stock (or equivalent preferred stock) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange, (3) other equity securities of the Company (including, without limitation, a common stock equivalent as defined in Section 11.1.3) (4) debt securities of the Company, (5) other asset(s) or (6) any combination of the foregoing having an aggregate value substantially comparable to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange, where such aggregate value has been determined by the Board in good faith. If the Board shall determine in good faith that it is likely that sufficient additional Common Stock could be authorized for issuance upon exchange of the Rights, the Company may seek stockholder approval for the authorization of such additional shares. To the extent that the Company determines that some actions need to be taken pursuant to the second sentence of this Section 26.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exchange of the Rights in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence of this Section 26.3 and to determine the value thereof. For purposes of this Section 26.3, the value of a share of Common Stock shall be the current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exchange of the Rights among holders of Rights pursuant to this Section 26.3. In the case of a substitution described in this Section 26.3, references to “Common Stock” shall be replaced with “cash,” “Preferred Stock,” such equity security, such debt security and/or such other asset(s) where applicable throughout Section 26 of this Plan and any other provisions where appropriate to effect and properly reflect this substitution.

72

Section 27.      Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that might, if consummated, result in such Person (together with its Affiliates and Associates) Beneficially Owning 4.99% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, one or more additional shares of Common Stock) (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 27, request that the Board grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under clause (ii) of Section 1.7 hereof for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Corporate Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, one or more additional shares of Common Stock) and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall endeavor to respond whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within twenty (20) Business Days) after receipt thereof; provided, that the failure of the Board to respond within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board and its advisors to assist the Board in making its determination. The Board shall grant an exemption in response to an Exemption Request only if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person (i) will not jeopardize or endanger the value or availability to the Company of the Tax Attributes or (ii) is otherwise in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s Tax Attributes. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the determination of the Board with respect thereto otherwise becomes publicly available or is required to be disclosed by applicable law or regulation.

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Section 28.      Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.      Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

Section 30.      Determination and Actions by the Board. Without limiting any of the rights and immunities of the Rights Agent, the Board shall have the power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable, as determined by the Board, in the administration of this Plan. The Rights Agent is entitled to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 31.      Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.

Section 32.      Governing Law. This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 33.      Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.

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Section 34.      Descriptive Headings. Descriptive headings of the several Sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 35.      Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God (including, but not limited to, natural disasters, catastrophic events, epidemics and pandemics), terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of any utilities, communications, or computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed, as of the day and year first above written.

XWELL, INC.

By	/s/ Scott Milford
Name: Scott Milford
Title: Chief Executive Officer

EQUINITI TRUST COMPANY, LLC

By	/s/ Sharon Best-Jhagroo
Name: Sharon Best-Jhagroo
Title: S.V.P. - Relationship Director

SIGNATURE PAGE TO
TAX BENEFITS PRESERVATION PLAN

76

EXHIBIT A

FORM OF

CERTIFICATE OF DESIGNATION

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

XWELL, INC.

Pursuant to Section 151 of the General Corporation
Law of the State of Delaware

XWELL, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

That, pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) in accordance with the provisions of the Certificate of Incorporation of the Corporation, as heretofore amended (the “Certificate of Incorporation”), the Board of Directors on August 15, 2024 adopted the following resolution creating a series of 9,000 shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock”:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

Series A Junior Participating Preferred Stock

1.            Designation and Amount. There shall be a series of Preferred Stock that shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 9,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

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2.            Dividends and Distributions.

(A)            Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 15th day of March, June, September and December, in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the sum of (1) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, plus (2) the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”), or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), in each case declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The “Adjustment Number” shall initially be 1,000. In the event the Corporation shall at any time after August 16, 2024 (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)            The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(C)            Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date; in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

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3.            Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A)            Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.

(B)            Except as required by law, by paragraph (C) of this Section 3 and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(C)            If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A Junior Participating Preferred Stock as is specified in paragraph (A) of this Section 3. To the extent the Board of Directors is divided into classes, with the directors in the classes serving staggered terms, at the time of the election of directors elected by the holders of the Series A Junior Participating Preferred Stock pursuant hereto, each such additional director shall not be a member of any such class, but shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 3.

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4.            Certain Restrictions.

(A)            Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)            declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired;

(ii)            declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii)            purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine will result in fair and equitable treatment among the respective series or classes.

(B)            The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

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5.            Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

6.            Liquidation, Dissolution or Winding Up.

(A)            Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of (i) $10.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.

(B)            In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(C)            Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7.            Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

8.            No Redemption. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.

9.            Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

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10.            Amendment. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

11.            Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

A-6

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 15th day of August, 2024.

XWELL, INC.

By
Name:
Title:

A-7

EXHIBIT B

Form of Right Certificate

Certificate No. R-	_______ Rights

NOT EXERCISABLE AFTER AUGUST 16, 2027 OR EARLIER IF UPON AN EXPIRATION DATE, INCLUDING IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE PLAN. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 11.1.2 OF THE PLAN), RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO AN ACQUIRING PERSON (AS DEFINED IN THE PLAN), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate

XWELL, INC.

This certifies that ________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of August 16, 2024, as the same may be amended from time to time (the “Plan”), between XWELL, Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. (New York time) on August 16, 2027 at the offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company, at a purchase price of $7.50 per one one-thousandth of a share of Preferred Stock, subject to adjustment (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of August 16, 2024 based on the Preferred Stock as constituted at such date. Capitalized terms used in this Right Certificate without definition shall have the meanings ascribed to them in the Plan. As provided in the Plan, the Purchase Price and the number of shares of Preferred Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Plan are on file at the principal offices of the Company and the Rights Agent.

B-1

This Right Certificate, with or without other Right Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Plan, the Board may, at its option, (i) redeem the Rights evidenced by this Right Certificate at a redemption price of $0.001 per Right or (ii) exchange Common Stock for the Rights evidenced by this Certificate, in whole or in part.

No fractional Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

If any term, provision, covenant or restriction of the Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

This Right Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.

B-2

WITNESS the facsimile signature of the proper officers of the Company.

Dated as of __________, 2024.

Attest:		XWELL, INC.

By:		By:
	Name:		Name:
	Title:		Title:

Countersigned:

EQUINITI TRUST COMPANY, LLC

as Rights Agent

By:
Authorized Signature

B-3

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder

desires to transfer the Right Certificate.)

FOR VALUE RECEIVED_____________________________________________________________________________________________________

hereby sells, assigns and transfers unto_________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

(Please print name and address

of transferee)

Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                  Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:_____________

Signature

Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

B-4

The undersigned hereby certifies that:

(1)            the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof; and

(2)            after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Dated:__________________________________

Signature

B-5

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to
exercise the Right Certificate.)

To XWELL, Inc.:

The undersigned hereby irrevocably elects to exercise __________________ Rights represented by this Right Certificate to purchase the Preferred Stock issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such stock be issued in the name of:

___________________________________________________________
(Please print name and address)

_____________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

____________________________________________________________
(Please print name and address)

____________________________________________________________

Dated: __________________

Signature

Signature Guaranteed:

____________________________________________________________

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

B-6

The undersigned hereby certifies that:

(1)            the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof; and

(2)            after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.

Dated:_______________

Signature

NOTICE

The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate hereof and such Assignment or Election to Purchase will not be honored.

B-7

PRELIMINARY COPY – SUBJECT TO COMPLETION
DATED AUGUST 16, 2024

PROXY CARD

XWELL, INC.

2024 Annual Meeting of Stockholders
September 20, 2024 at 11:00 a.m. Eastern Time

This Proxy is solicited on behalf of the Board of Directors of XWELL, Inc.

The undersigned hereby appoints Bruce T. Bernstein, Scott R. Milford and Cara Soffer (the "Named Proxies"), and each or all of them, as the true and lawful proxies of the undersigned, with full power of substitution and revocation, and hereby authorizes all of them, and each of them, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock, par value $0.01 per share, of XWELL, Inc. (the "Company") that the undersigned is entitled to vote at the Company's 2024 annual meeting of stockholders (including any adjournment, postponement or rescheduling thereof, the "Annual Meeting") to be held at 11:00 a.m. Eastern Time on September 20, 2024. If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein Named Proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to the Company a reasonable time before this solicitation to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

The Annual Meeting will be held in a virtual meeting format only, via live audio webcast on the Internet. In order to attend the Annual Meeting, you must pre-register at http://viewproxy.com/XWELL/2024 by 11:59 p.m. Eastern Time on September 17, 2024. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled "*Important Information About the Annual Meeting and Voting.*"

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE HEREOF. THE NAMED PROXIES WILL ALSO EXERCISE THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, SUBJECT TO APPLICABLE LAW. IF NO DIRECTION IS INDICATED WITH RESPECT TO ANY OF THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" THE DIRECTORS IN PROPOSAL 1 AND "FOR" EACH OF PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4. THE NAMED PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING TO THE EXTENT AUTHORIZED BY RULE 14A-4(C).

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE!

(Continued and to be completed, signed and dated on the other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ▲

The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report are available at: http://viewproxy.com/XWELL/2024

PRELIMINARY COPY – SUBJECT TO COMPLETION
DATED AUGUST 16, 2024

Please mark your votes like this ☒

The Board recommends a vote "FOR" each of the director nominees listed in Proposal 1 and "FOR" Proposals 2, 3 and 4.

Proposal 1. Election of Directors.

NOMINEES:	FOR	WITHHOLD
(a) Bruce T. Bernstein	☐	☐
(b) Michael Lebowitz	☐	☐
(c) Scott R. Milford	☐	☐
(d) Robert Weinstein	☐	☐
(e) Gaëlle Wizenberg	☐	☐

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

VIRTUAL CONTROL NUMBER

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment, postponement or rescheduling thereof.

Date ______________________

Signature ______________________

Signature (if held jointly) ______________________

NOTE: This Proxy Card should be completed, signed, dated and promptly returned using the enclosed postage-paid envelope provided by each stockholder exactly as such stockholder's name appears hereon. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

▲ PLEASE DETACH ALONG PERFORATED LINE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.▲

As a stockholder of XWELL, Inc., you have the option of voting your shares electronically via the Internet or by telephone, eliminating the need to return the Proxy Card by mail. Your electronic vote authorizes the Named Proxies to vote your shares in the same manner as if you completed, signed, dated and promptly returned the Proxy Card by mail.

As a registered holder, you may vote your shares at the Annual Meeting by first pre-registering at http://viewproxy.com/XWELL/2024 using your Virtual Control Number below. Your registration must be received by 11:59 p.m. Eastern Time on September 17, 2024. On the day of the Annual Meeting, if you have properly registered, you may log in to the Annual Meeting by clicking on the link provided and inputting the password you received via email in your registration confirmation and following instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled *"Important Information About the Annual Meeting and Voting."*

VIRTUAL CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit Virtual Control Number ready when voting via the Internet or by Telephone, or when voting during the Annual Meeting.

INTERNET

Vote Your Proxy via the Internet:
Go to www.AALvote.com/XWEL

Have your Proxy Card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your Proxy Card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Please complete, sign, date and promptly return this Proxy Card using the postage-paid envelope provided.